SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

      Registration Statement Under The Securities Act of 1933        [ ]
      Pre-Effective Amendment No.                                    [ ]

      Post-Effective Amendment No. 53                                [X]
                and/or

      Registration Statement Under The Investment Company
      Act of 1940

      Amendment No.56                                                [X]

                                   ----------

                Registrant's Name, Address and Telephone Number:
      American Federation of Labor and Congress of Industrial Organizations

                            Housing Investment Trust*

                    2401 Pennsylvania Avenue, N.W., Suite 200
                             Washington, D.C. 20037
                                 (202) 331-8055

                     Name and Address of Agent for Service:

                              Kenneth G. Lore, Esq.

                              Bingham McCutchen LLP
                               2020 K Street, N.W.
                            Washington, DC 20006-1806

                                   ----------

It is proposed that this filing will become effective:

[X]    immediately upon filing pursuant to paragraph (b)
[ ]    on (date) pursuant to paragraph (b)
[ ]    60 days after filing pursuant to paragraph (a)(1)
[ ]    on (date) pursuant to paragraph (a)(1)
[ ]    75 days after filing pursuant to paragraph (a)(2)
[ ]    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


*This filing relates solely to Series A--AFL-CIO Housing Investment Trust

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                                     [LOGO]

                                   ----------
                                   PROSPECTUS
                                   ----------

      The investment objective of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is to generate competitive risk-adjusted total rates of return for its participants by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations. Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries.

      THESE  SECURITIES  HAVE  NOT BEEN  APPROVED  OR  DISAPPROVED  BY THE
      SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Prospectus sets forth information about the HIT that you should know before investing. You should read and retain this Prospectus for future reference.


The date of this Prospectus is April 29, 2009.

                                TABLE OF CONTENTS

                                                                            PAGE


OVERVIEW ................................................................      1
HIT'S OBJECTIVES ........................................................      1
HIT'S PRINCIPAL INVESTMENT STRATEGIES ...................................      1
RISKS OF INVESTING IN THE HIT ...........................................      2
HIT PAST PERFORMANCE ....................................................      5
EXPENSES OF THE HIT .....................................................      6
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS ............................................      7
INVESTMENT OBJECTIVES ...................................................      7
PRINCIPAL INVESTMENT STRATEGIES AND PERMISSIBLE INVESTMENTS .............      7
PRINCIPAL INVESTMENT RISKS ..............................................     10
BUYING AND SELLING UNITS IN THE HIT .....................................     14
ELIGIBLE INVESTORS ......................................................     14
PURCHASING UNITS ........................................................     15
SELLING OR REDEEMING UNITS ..............................................     15
DISTRIBUTION CHARGES (RULE 12b-1 FEES) ..................................     16
MANAGEMENT AND STRUCTURE ................................................     16
MANAGEMENT ..............................................................     16
HIT STRUCTURE ...........................................................     17
OTHER ...................................................................     17
DISTRIBUTIONS AND TAXES .................................................     17
FINANCIAL HIGHLIGHTS ....................................................     18

                                    OVERVIEW

      The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is an open-end investment company, commonly called a mutual fund.


      The HIT's Declaration of Trust ("Declaration of Trust") permits the HIT's Board of Trustees (the "Board") to establish one or more additional, separate investment portfolios within the HIT. While the Board may exercise this authority as future market conditions warrant, the HIT currently operates a single portfolio and offers units of beneficial interest in the HIT (or "Units") representing shares of that portfolio through this Prospectus.


      This overview provides a brief summary of the HIT's investment objectives, strategies and primary risks, as well as performance and expense information. More detailed information about the HIT follows this summary and is also contained in the HIT's Statement of Additional Information ("SAI").

HIT'S OBJECTIVES

      The HIT's investment objective is to generate competitive risk-adjusted total rates of return for its investors ("Participants") by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations, including participation interests (collectively, "Mortgage Securities"). Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish these objectives, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of multifamily and single family housing projects and health care facilities and in Mortgage Securities backed by single family loans. All on-site construction work directly financed through HIT investments is required to be performed by 100% union labor.

HIT'S PRINCIPAL INVESTMENT STRATEGIES


      Current income is the most important factor in the HIT's total returns over the long term. To generate current income and minimize credit risk, the Declaration of Trust ("Declaration of Trust") requires the HIT to invest primarily in Mortgage Securities that are either insured or guaranteed by the Federal Housing Administration ("FHA") or Government National Mortgage Association ("Ginnie Mae"), both part of the United States Department of Housing and Urban Development, or are issued, guaranteed or backed by Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). The term "assets," as used in this Prospectus, means funds invested or available for investment by the HIT. There is no cap on the percentage of the HIT's assets that may be invested in the category of investments described in this paragraph.

      The HIT may also invest up to 30% of its assets in Mortgage Securities that are insured, backed or guaranteed by state or local governments, state or local governmental entities (including state or local housing finance agencies) or private entities that are rated A or better by a nationally recognized statistical rating organization, provided such securities meet certain credit-enhancement criteria contained in the Declaration of Trust. For more information on these credit-enhancement criteria, see "STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT-ENHANCED MORTGAGE SECURITIES; CREDIT-ENHANCED BRIDGE LOANS; MORTGAGE LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF STATE AND LOCAL GOVERNMENT SUPPORT AND MEET SPECIFIED UNDER WRITING CRITERIA" in the HIT's SAI.

      The HIT may invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks ("FHLBs"), (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) subject to a further limit of no more than 10% of the value of all of the HIT's assets, commercial mortgage-backed securities ("CMBS"), as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization (collectively, "Other Securities").

      Finally, in connection with any investment in tax-exempt bonds permitted by the Declaration of Trust, the HIT may enter into total return swap contracts ("TRS Contracts"), in which payments made by the counterparty and the HIT are based on the total return of the referenced tax-exempt bond and a financing rate, respectively. Counterparties to the TRS Contracts must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations and the total notional value of the tax-exempt bonds involved in such TRS Contracts that are outstanding from time to time may not exceed 10% of the value of the HIT's assets. As of December 31, 2008, HIT had not entered into any of these transactions.

      The types of assets in which the HIT may invest are described in more detail below under the heading "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS."

      Consistent with the HIT's objective of minimizing credit risk, as of December 31, 2008, 89.3% of the HIT's assets were issued, guaranteed or insured by the U.S. government or U.S. government sponsored enterprises including Fannie Mae, Freddie Mac and the FHLBs, and an additional 2.6% of its assets were held in cash or Short-Term Investments as defined below under the heading "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS - PRINCIPAL INVESTMENT STRATEGIES AND PERMISSIBLE INVESTMENTS."

      The HIT relies primarily on credit enhancement by governmental units and agencies, government-sponsored enterprises, or rated private entities to reduce the credit risk associated with its portfolio investments. The HIT also seeks to invest in securities which finance projects that will enhance local community development efforts and/or have financial or other support from local or state governments, such as tax credits or subsidies. Many of the Mortgage Securities in which the HIT invests are backed by mortgage loans for multifamily housing developments, which the HIT directly negotiates and structures to meet its requirements. In these cases, the HIT may obtain assets tailored to its risk, return and duration requirements. In order to enhance production of such Mortgage Securities or otherwise benefit the HIT, the HIT may from time to time engage in targeted investment initiatives designed to increase its market share in particular geographic regions or other segments of the housing sector.

      The HIT tracks its returns against the Barclays Capital Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), a core fixed-income index, and uses a variety of strategies to maintain a risk profile comparable to that benchmark index. These strategies include, but are not limited to, managing duration of the HIT portfolio (which impacts directly upon interest rate risk) within a range comparable to the benchmark index, and managing prepayment risk by negotiating prepayment restrictions for Mortgage Securities backed by multifamily housing projects, including market-rate housing, low-income housing, housing for the elderly or handicapped, intermediate care facilities, assisted living facilities and nursing homes (collectively, "Multifamily Projects").


      The HIT actively manages the portfolio to achieve its target risk and return measures.

RISKS OF INVESTING IN THE HIT


      The value of the HIT's investments and the Units may go up or down and Participants' holdings in the HIT could gain or lose value. The HIT's principal risks are those of investing in fixed-income securities, which include the following types of risks:

      General Risk: The value of securities held by the HIT may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates or adverse investor sentiment. The ongoing global financial crisis has caused a significant decline in the value and liquidity of many securities, and the continuation or further deterioration of market conditions may lead to additional losses of value and liquidity. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.


      Interest Rate Risk: As with any fixed-income investment, the market value of the HIT's investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates on the investments. Participants who sell Units at times when interest rates have increased may incur a loss. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT's Mortgage Securities or CMBS to increase unexpectedly. This could in turn further reduce the value of the HIT's portfolio. When market interest rates decline below the interest rate of the HIT's investments, those investments may be valued at a premium above their face amount. In the event that market interest rates then rise, the premium reflected in the value of those HIT investments may be reduced or eliminated. Conversely, when market interest rates rise above the interest rate of the HIT's investments, those investments may be valued at a discount below their face amount.

      Prepayment and Extension Risk: Generally, the market value of the HIT's investments will rise at times when market interest rates fall below the interest rates on the investments. However, at such times, some borrowers may prepay the mortgage loans backing the HIT's Mortgage Securities or CMBS more quickly than might otherwise be the case. In such event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates than those which were prepaid. As noted above, the majority of the HIT's Mortgage Securities backed by loans for Multifamily Projects include restrictions on prepayments for specified periods when originated to help protect against this risk.

      When market interest rates rise above the interest rates of the HIT's investments, the prepayment rate of the mortgage loans backing the HIT's Mortgage Securities or CMBS may decrease, causing the average maturity of the HIT's investments to lengthen and making the HIT's investments more sensitive to interest rate changes. This could in turn further reduce the value of the HIT's portfolio and make the HIT's Unit price more volatile.


      Current economic conditions may also affect prepayment and extension risk for Mortgage Securities in directions that may not be predictable.

      Credit Risk: Credit risk is the risk of loss of principal and interest as a result of a default under the credit enhancement backing the HIT's Mortgage Securities after a default on the underlying mortgage loan, downgrading of the credit rating of an investment or the provider of the credit enhancement for an investment, or decline in the value of assets underlying the mortgage loan. Recent turmoil in the credit markets and problems in the housing market caused some investors to be relatively more sensitive to credit risk.

      The HIT's assets must be primarily invested in securities that are issued, guaranteed or insured by the U.S. government, Fannie Mae, Freddie Mac or the FHLBs. As of December 31, 2008, approximately 55% percent of the HIT's assets were issued or guaranteed by Fannie Mae or Freddie Mac. Fannie Mae, Freddie Mac and the FHLBs are privately-owned government-sponsored enterprises and their obligations are not directly backed by the U.S. government. Although recent market conditions may have increased the credit risk in the market generally, the Housing and Economic Recovery Act of 2008 contains provisions effective through 2009 intended to stabilize and support these entities in the event of financial crisis, and the federal government has recently authorized more funds to meet this obligation. In September 2008, the U.S. government took Fannie Mae and Freddie Mac into conservatorship. As conservator, the Federal Housing Finance Agency ("FHFA") has the authority to transfer any of Fannie Mae's or Freddie Mac's assets or liabilities, including their guaranties, without the approval of any other party, including any holder of Mortgage Securities guaranteed by Fannie Mae or Freddie Mac. To date, the FHFA has not publicly announced any intention to transfer any of Fannie Mae's or Freddie Mac's guaranties to another party. In addition, Fannie Mae, Freddie Mac and the FHLBs may borrow funds from the U.S. Treasury, although the amount available under such borrowings is very small as a percentage of the total amount of obligations issued and/or guaranteed by Fannie Mae, Freddie Mac and the FHLBs. Although the U.S. government has recently provided the aforementioned assistance to Fannie Mae and Freddie Mac, this can be no assurance that it will continue to do so or to provide enough assistance to support all of these entities' guaranty obligations. Finally, under existing legislation, FHFA may be required to place Fannie Mae or Freddie Mac into receivership under certain circumstances. If FHFA were to become either entity's receiver it could exercise certain powers that could adversely affect the holders of Mortgage Securities guaranteed by such entity, as described in more detail under "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- RISK FACTORS -- 12. Risks relating to Fannie Mae and Freddie Mac" in the HIT's SAI.

      To the extent credit enhancement for the HIT's Mortgage Securities is provided by private entities, such as Fannie Mae, Freddie Mac and the FHLBs, or state or local governments or agencies or instrumentalities of state or local governments, there is a risk that there will be a default on the underlying mortgage loan and that the insurer/guarantor will not be able to meet its insurance or guaranty obligations. Up to 30% of the HIT's assets may be invested in Mortgage Securities which have credit enhancement provided by such entities, or have evidence of support by a state or local government or agency or instrumentality thereof. The Declaration of Trust imposes certain rating requirements on the entities providing such credit enhancement. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

      If the credit rating of any credit enhancement provider is reduced, the value of the investments guaranteed or insured by that entity may be reduced and could be worth less than their face amount or the value at which such securities were acquired by the HIT. The HIT is not required to divest itself of assets insured or guaranteed by an entity that has been subject to a reduction in its credit rating even if the HIT would not have been authorized to acquire such asset had the reduced rating been in effect at the time the HIT acquired such asset.


      CMBS typically do not have credit enhancement provided by a government agency or instrumentality, by any private mortgage insurer or any other firm or entity. Instead, a CMBS offering will consist of several different classes or "tranches" of securities, which have varying exposure to default. The HIT may invest only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization (e.g., AAA or Aaa), which should have the lowest credit risk within the offering. Recent market events have caused some to question the extent to which one can rely on ratings and may have led rating organizations to issue more conservative ratings based on changing perceptions of risk.

      Default Risk: There is a risk that borrowers may default under the mortgage loans that directly or indirectly secure the HIT's Mortgage Securities or CMBS. Such defaults have become relatively more likely under current economic conditions. In the event of default, the HIT may experience a loss of principal and interest on the related Mortgage Securities or CMBS. Some forms of credit enhancement, including Ginnie Mae, Fannie Mae and Freddie Mac guarantees, may eliminate the risk of loss of principal and interest on the Mortgage Securities if honored in accordance with their terms. Mortgage Securities backed by Ginnie Mae bear the full faith and credit of the U.S. government. As of December 31, 2008, approximately 32% of the HIT's portfolio was backed by Ginnie Mae, which guarantees 100% reimbursement of the principal and interest on its Mortgage Securities. Mortgage Securities insured by FHA are fully insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but the mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable upon default in accordance with its mortgage insurance program. Mortgage securities backed by Fannie Mae or Freddie Mac are not insured or guaranteed by the U.S. government, any government agency or any other firm or entity.


      The HIT seeks to minimize the risk of default by seeking in most cases to invest in credit enhanced Mortgage Securities. The provisions of credit enhancement, however, extend only to the face amount of the security and not to any premium in the price or value of such securities. To the extent guarantees, insurance or other credit enhancements cover any resulting losses of principal and interest, the impact of any default on such a mortgage loan securing a Mortgage Security on HIT's portfolio will be the premature liquidation of the relevant loan and the related Mortgage Security and loss of the premium, if any, in its price or value.


      An investment in the HIT is not guaranteed or insured by the federal government, any government agency, Fannie Mae, Freddie Mac, the FHLBs or any other firm or entity. For more information about the above risks and other risks associated with the HIT and its risk management strategies, see "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS - PRINCIPAL INVESTMENT RISKS" below.

      The HIT seeks to minimize the risk of default with respect to mortgage loans securing CMBS by investing only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Recent market events have caused some to question the extent to which one can rely on ratings.

      Counterparty and Convergence Risk: TRS Contracts with respect to tax-exempt bonds are subject to counterparty risk and risk of convergence of taxable rates and tax-exempt rates. Counterparty risk is the risk that the counterparty fails or is unable to make the necessary payments to the HIT. The HIT intends to mitigate counterparty risk by limiting counterparties to those rated in one of the two highest rating categories by at least two nationally recognized rating organizations at the time the contract is executed. However, ratings are only the opinions of companies issuing them and are not guarantees as to quality. Recent market events have raised questions as to the extent to which ratings may be relied upon.

      Convergence risk is the risk that the relationship between tax-exempt rates and taxable rates moves in a direction different from that expected by the HIT. The HIT plans to mitigate this risk by retaining the ability to terminate TRS Contracts on short notice prior to maturity. However, there can be no assurance that the HIT would be successful in its convergence risk mitigation strategy, particularly during periods of extreme market volatility as recently experienced by global capital market. As of December 31, 2008, the HIT had not entered into any TRS Contracts.

      Market Risk and Liquidity Risk: The value of some of the HIT's investments may decline due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk.

      In addition, markets for particular types of securities may experience issues with liquidity. That is, a lack of buyers at a particular time could negatively impact the value of a security during such period, even though over time the payment obligations under the security may be met. This is sometimes referred to as liquidity risk. Markets for some of the types of securities in which the HIT may invest have experienced liquidity issues in the recent past.


HIT PAST PERFORMANCE


      The bar chart below and the following table provide an indication of the risks of investing in the HIT by illustrating how returns can differ from one year to the next. The table also shows how the HIT's average annual total returns for the one-, five-, and ten-year periods compared to the Barclays Capital Aggregate Bond Index, which provides a broad measure of market performance. The HIT's past performance is not necessarily an indication of how the HIT will perform in the future.


                              ANNUAL TOTAL RETURNS
                           (Net of Operating Expenses)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1999     2000     2001    2002     2003    2004    2005    2006    2007    2008
------   ------   -----   ------   -----   -----   -----   -----   -----   -----
-0.57%   12.31%   8.21%   11.64%   3.78%   4.20%   2.64%   4.65%   6.70%   5.25%


During the ten-year period identified in the bar chart above, the highest return for a quarter was 4.82% (quarter ended September 30, 2001) and the lowest return for a quarter was -2.50% (quarter ended June 30, 2004).

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (for the periods ended December 31, 2008)

                                PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
                                -------------   ---------------   --------------
AFL-CIO Housing                       5.25%           4.68%             5.82%
Investment Trust
Barclays Capital
Aggregate Bond Index                  5.24%           4.65%             5.63%
(reflects no deductions for
fees or expenses)(2)

----------
(1) Average annual total returns are calculated by finding the average annual compounded rates of return over the one-, five- and ten-year periods that would equate a hypothetical $50,000 original investment to the ending redeemable value. The HIT's total return will vary depending on market conditions, the investments comprising the HIT's portfolio, the HIT's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. Average annual total returns are presented without reflecting the impact of federal income taxes because the HIT's Participants are exempt from federal income taxation. See "Eligible Investors" and "Distributions and Taxes."

(2) The Barclays Capital Aggregate Bond Index is an unmanaged index generally representative of government bonds, agency bonds, investment grade corporate debt securities, mortgage-backed securities, CMBS, and asset-backed securities.


EXPENSES OF THE HIT


      This table describes the expenses that you may pay if you buy and hold Units in the HIT. The HIT does not assess any sales charges (load), redemption fees, exchange fees or any other account fees. The expenses shown under "Annual HIT Operating Expenses" are based upon those incurred in the fiscal year ended December 31, 2008.


                          ANNUAL HIT OPERATING EXPENSES
                (expenses that are deducted from the HIT's assets
                     as a percentage of average net assets)

      Management Fees                                            0.00%(3)

      Distribution (12b-1) Fees                                  0.01%

      Other Expenses                                             0.40%

      Total Annual HIT Operating Expenses                        0.41%

Example

      This example is intended to help you compare the cost of investing in the HIT with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the HIT for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the HIT's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         One Year         Three Years         Five Years         Ten Years
         --------         -----------         ----------         ---------

           $42                $132               $230              $518

      Since the HIT charges no redemption fees, these amounts would be the same regardless of whether you redeem your Units.


----------
(3) The HIT's portfolio is internally managed, and the HIT has no advisory contract.

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

      The HIT's investment objective is to generate competitive risk-adjusted total rates of return for its Participants by investing in fixed-income investments, primarily Mortgage Securities. Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of Multifamily Projects, single family housing projects and in Mortgage Securities backed by single family loans. All on-site construction work financed through the HIT's investments is required to be performed by 100% union labor. These objectives are set forth in the HIT's Declaration of Trust.

PRINCIPAL INVESTMENT STRATEGIES AND PERMISSIBLE INVESTMENTS

Principal Investment Strategies

      The HIT's principal investment strategies are as follows:


            o To manage interest rate risk, the HIT's policy is to maintain the effective duration of its portfolio within the range of plus or minus one-half year of the effective duration of the Barclays Capital Aggregate Bond Index. The HIT periodically compares the effective duration of its portfolio to the effective duration of the Barclays Capital Aggregate Bond Index and sells and acquires securities in order to be "market neutral" when compared to the Barclays Capital Aggregate Bond Index. For the five-year period ended on December 31, 2008, the HIT's average annualized portfolio turnover rate was 57% which reflects the effects of this policy. The HIT does not employ interest rate anticipation strategies.

            o     To mitigate  prepayment  risk,  the HIT  typically
                  negotiates prepayment restrictions for its investments in Mortgage Securities backed by Multifamily Projects. Such prepayment restrictions, also known as "call protection," can take the form of prepayment lockouts, prepayment premiums, yield maintenance premiums or a combination of the foregoing. The forms of call protection that the HIT typically negotiates include prepayment lockouts, yield maintenance and prepayment premiums. As of December 31, 2008, 96.3% of the HIT's investments in Mortgage Securities backed by Multifamily Projects possessed some form of call protection and 100% of Other Securities in which the HIT invested were structured so that they may not be prepaid prior to their maturity.

            o To reduce credit risk and generate current income, the HIT seeks to maximize the portion of its assets in investments insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae or Freddie Mac, directly or indirectly, to the extent that market conditions permit and consistent with its overall objectives.


            o The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment in or backed by mortgage loans that have not yet closed. For Multifamily Projects to be built, the HIT typically agrees to a fixed interest rate and purchase price for Mortgage Securities to be delivered in the future. In periods of declining interest rates, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT. The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by Multifamily Projects by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property. In addition, the HIT usually requires a good faith deposit, payable when commitments for Mortgage Securities related to Multifamily Projects are issued. The HIT retains the deposit if any such investment is not delivered to it.
                  These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to it, or that the deposit will cover the lost value of any Mortgage Security not delivered as required.



      The HIT does not invest in interest-only ("IO") and principal-only ("PO") collateralized mortgage obligations. IO and PO investments can be highly volatile and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.


      The HIT's Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting in a concentration of investments in the real estate industry. For more information about the HIT's investment objectives and permitted investments, see "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS" in the HIT's SAI.


Permissible Investments

      The types of Mortgage Securities in which the HIT is permitted to invest, which are described below, are set forth in the Declaration of Trust.


      Federally Insured or Guaranteed Mortgage Securities; Fannie Mae/Freddie Mac-Related Mortgage Securities; Other Mortgage-Backed Securities. The HIT must invest primarily in these types of Mortgage Securities, which include:

      o Construction and permanent mortgage loans or mortgage-backed securities that are insured or guaranteed by the federal government or an agency of the federal government, including FHA, Ginnie Mae and the Department of Veterans Affairs, or interests in such mortgage loans or securities;

      o Securities that are secured by mortgage loans and/or securities insured or guaranteed by the federal government or an agency of the federal government and that are rated in one of the two highest categories by a nationally recognized statistical rating organization, including Real Estate Mortgage Investment Conduit Securities ("REMICS"), which are mortgage-backed securities collateralized by or representing an interest in a pool of mortgages or mortgage-backed securities;

      o Mortgage loans, securities or other obligations which are issued or guaranteed by Fannie Mae or Freddie Mac (including Fannie Mae mortgage-backed securities, Freddie Mac participation certificates, and REMICS);


      o Securities which are backed by Fannie Mae or Freddie Mac and are rated in one of the two highest rating categories by a nationally recognized statistical rating organization when issued; and


      o Securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and are rated in the highest category by a nationally recognized statistical rating organization.


      The HIT intends to concentrate its investments in these types of Mortgage Securities to the extent that market conditions permit, consistent with the overall objectives of the HIT.


      State/Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans for Projects which Have Evidence of Support from a State or Local Government. The HIT may invest up to 30% of its assets in Mortgage Securities that are insured or guaranteed by state or local governments, state or local governmental entities or private entities that are rated A or better by a nationally recognized statistical rating organization, credit-enhanced bridge loans for federal low-income housing tax credit or federal rehabilitation tax credit projects, or construction and/or permanent mortgage loans for projects which have evidence of support from a state or local government (or an agency or instrumentality thereof), provided that any such investment meet certain underwriting criteria specified in the Declaration of Trust. In addition, certain of the investments in these categories are subject to caps, expressed as a maximum percentage of the HIT's assets, as set forth below.


      Investments in the categories described in the immediately preceding paragraph include the following types of mortgage loans (as well as interests in and securities backed by these types of mortgage loans):

            o Construction and/or permanent mortgage loans which have credit enhancement to the extent required by the Declaration of Trust from a state or local government (or an agency or instrumentality thereof), including state and local housing finance agencies;

            o Construction and/or permanent mortgage loans which are made by a state or local government entity or any other lender, as long as the loan (or securities backed by the loan) is secured by a cash escrow or a letter of credit, insurance or another form of guaranty issued by an entity which meets credit rating requirements established pursuant to the Declaration of Trust;

            o Credit-enhanced bridge loans for housing projects, the owners of which are eligible to receive and have allocations or other rights to receive federal low-income housing tax credits or federal rehabilitation tax credits and which meet the credit enhancement criteria specified in the Declaration of Trust. The total principal amount of the investments in this category outstanding from time to time may not exceed 5% of the value of all of the HIT's assets; and

            o Construction and/or permanent mortgage loans, provided that the total principal amount of such investments outstanding from time to time shall not exceed 4% of the value of all of the HIT's assets. Such loans must meet the underwriting criteria specified in the Declaration of Trust including:

                  o in the case of projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance, or another form of guaranty or credit support of the HIT's investment in an amount which will cover all losses down to a 60% loan-to-value level, or the project receives the benefits of low income housing tax credits), that the state or local government (or an agency or instrumentality thereof) or a tax-exempt foundation make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects at stabilization be at least 1.15, based upon the HIT's' projections of future income and expenses; and

                  o in the case of the financing of market rate projects, that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT's investment in an amount which will cover all losses down to a 60% loan-to-value level) and that the minimum debt service coverage at stabilization be at least 1.25, based upon the HIT's projections of future income and expenses.

      The HIT may also invest in state and local government credit enhanced Mortgage Securities or privately credit-enhanced Mortgage Securities which have any combination of the types of credit enhancement required for HIT investments, as long as 100% of the principal portion of the investment has an acceptable form of credit enhancement. Multiple forms of credit enhancement may be combined either concurrently or sequentially.


      The Mortgage Securities described in this section will not necessarily be insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae or Freddie Mac. In addition, these Mortgage Securities do not have to be rated or ratable, although some of these Mortgage Securities must have credit enhancement provided by an entity having a rating which is equal to or better than a specified level. The Declaration of Trust contains very specific criteria for these types of investments. For more information about these types of investments and the criteria which apply to each, see
"DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS - STATE/LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT ENHANCED MORTGAGE SECURITIES" in the HIT's SAI.

      Other Securities. The HIT may invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the FHLBs, (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) subject to a further limit of no more than 10% of the value of all of the HIT's assets, CMBS, as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization.


      CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans which fully amortize over their terms and the properties securing the mortgage loans which back the CMBS may also be subject to subordinate debt and/or mezzanine debt.


      Short-Term Investments. Pending investment in Mortgage Securities or Other Securities, the HIT's assets may be held in various short-term instruments, including U.S. Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments that are liquid but that may or may not be secured by real estate or by federal guarantees or insurance ("Short-Term Investments").

      Total Return Swap Contracts in Connection with Tax-Exempt Bonds. The HIT is permitted to sell tax-exempt bonds to a counterparty and simultaneously enter into a TRS Contract under which the HIT retains the mark-to-market risk of the bonds and agrees to pay a variable interest rate in exchange for interest payments equal to the bond coupon. The HIT may enter into such TRS Contracts only with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations. A TRS Contract is a contract in which one party (here the HIT) makes payments based on a set rate, either fixed or variable, while the other party (here the counterparty) makes payments based on the return of a reference asset (in this case a tax-exempt bond backed by a mortgage securing a multifamily property), which includes both the income it generates and gains or losses related to price change of the bonds. The total notional value of the tax-exempt bonds involved in such TRS Contracts that are outstanding from time to time may not exceed 10% of the value of all of the HIT's assets. For more information about these types of portfolio holdings, see "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS - TOTAL RETURN SWAP AGREEMENTS" in the SAI.


PRINCIPAL INVESTMENT RISKS

      As with any mutual fund, there can be no guarantee that the HIT will meet its objectives, or that the HIT's returns will be positive over any period of time. This section contains a summary discussion of the primary risks which can affect the value of an investment in the HIT.


General Risk

      The value of securities owned by the HIT may go up or down. If the value of securities owned by the HIT falls, the value of your investment in the HIT will decline. The value of securities held by the HIT may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates or adverse investor sentiment. The ongoing global financial crisis has caused a significant decline in the value and liquidity of many securities and the continuation or further deterioration of market conditions may lead to additional losses of value and liquidity. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Interest Rate Risk


      The net asset value, or "NAV," of each Unit in the HIT reflects the market value of the HIT's portfolio. The value of the HIT's portfolio, and the resulting NAV of the Units, will fluctuate, primarily in response to changing interest rates. Generally, when market interest rates rise, the NAV will generally fall and conversely, when market interest rates fall, the NAV generally will rise. If market interest rates rise above the interest rates on the HIT's Mortgage Securities, Other Securities and Short-Term Investments, the value of those investments, and therefore the value of a Participant's investment in the HIT, will fall below the principal amount of those investments. Participants who redeem Units at such times may suffer a loss.

      As a risk mitigation strategy, the HIT periodically buys or sells Mortgage Securities and Other Securities in order to address fluctuations in the expected weighted average life of the portfolio, manage the duration of the portfolio and maintain a desirable level of portfolio diversification. Weighted average life is the average expected life of a security, taking into account the maturity, amortization and likelihood of prepayment of the security. Duration is a risk measure used to express the price (value) sensitivity of a fixed-income security as it relates to changes in the general level of interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of the projected cash flows generated by the security over its life. Duration is calculated by discounting the future interest and principal payments to reflect their present value and then multiplying such payments by the number of years they will be received to produce a value expressed in years. Effective duration takes into account call features and prepayment expectations that may shorten or extend the expected life of a security. There is no assurance that the HIT's risk mitigation strategy will be effective.


Prepayment and Extension Risk


      Falling market interest rates generally cause the value of the HIT's Mortgage Securities and Other Securities to rise. However, unlike most other fixed-income investments, falling market interest rate environments may also result in downward pressures on the value of the HIT's Mortgage Securities or CMBS if these securities are not subject to prepayment protections, because borrowers tend to refinance. The loss of high-yielding Mortgage Securities or CMBS as a result of refinancing and the reinvestment of proceeds at lower interest rates can reduce the potential value increase in the value of Mortgage Securities or CMBS which might otherwise occur in response to falling interest rates, reduce the yield on Mortgage Securities or CMBS, and cause values of Mortgage Securities or CMBS to fall below what the investor paid for it, resulting in an unrealized loss. Any of these events could cause a decrease in the HIT's income and/or Unit price. As described above, the HIT negotiates forms of prepayment restrictions on its Mortgage Securities backed by Multifamily Projects to mitigate this risk. There is no assurance that the HIT's risk mitigation strategy will be effective.


      When  market   interest  rates  rise  above  the  interest  rates  of  HIT investments, the prepayment rate of the mortgage loans backing the HIT's Mortgage Securities or CMBS may decrease, causing the average maturity of HIT investments to lengthen. This may increase the HIT portfolio's sensitivity to rising rates and its potential for price declines.


      Current economic conditions may also affect prepayment and extension risk for Mortgage Securities in directions that may not be predictable. While HIT did not invest in Mortgage Securities backed by subprime loans, many borrowers of non-subprime loans have also been adversely impacted by current economic conditions. Certain of these conditions, such as tighter underwriting requirements and declining property values, may reduce the likelihood of prepayment impacts on Mortgage Securities. Other conditions, including higher default and foreclosure rates and mortgage refinance, modification and loss mitigation programs currently offered by Fannie Mae and Freddie Mac with funds from federally sponsored programs, may result in higher than expected rates of repurchase of the loans backing these Mortgage Securities by mortgage originators or servicers, all of which would have the same effect as if the mortgage loans had been prepaid more quickly than anticipated.


Default Risk


      As of December 31, 2008, 95.0% of the HIT's assets were directly or indirectly insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae, Freddie Mac or the FHLBs or were in cash, Short-Term Investments or U.S. Treasury securities. In addition, almost all of the HIT's other Mortgage Securities have some form of credit enhancement to help protect against losses in the event of default.

      Notwithstanding the credit enhancement protection, the HIT may experience losses in the event of defaults under the loans that directly or indirectly back the HIT's Mortgage Securities or CMBS. Credit enhancement by Ginnie Mae eliminates the risk of loss of principal and interest on the Mortgage Securities. Other forms of credit enhancement, including Fannie Mae and Freddie Mac guarantees, would eliminate the risk of loss of principal and interest on the Mortgage Securities if honored in accordance with their terms. As of December 31, 2008, approximately 55% percent of the HIT's assets were issued or guaranteed by Fannie Mae or Freddie Mac. However, an investment in the HIT is not insured by the federal government, any government agency, Fannie Mae, Freddie Mac, the FHLBs or any other firm or entity.


      Mortgage Securities insured by FHA are fully insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable in accordance with its mortgage insurance program.

      To the extent guarantees, insurance or other credit enhancements cover any resulting losses of principal and interest, the impact of any default on a mortgage loan securing a Mortgage Security on the HIT's portfolio will be the premature liquidation of the relevant loan and the related Mortgage Security.

      If a state or local government entity or private entity providing credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security. The HIT seeks to minimize the risk of default by seeking to invest in credit enhanced securities. The provisions of credit enhancement, however, extend only to the face amount of the security and not to any premium in the price or value of such securities. In the case of Mortgage Securities backed by nursing home or assisted living facilities, economic performance may also be affected by state and federal laws and regulations affecting the operation of the underlying facility, as well as state and federal reimbursement programs and delays or reductions in reimbursements. The very small portion of the HIT's Mortgage Securities with no form of credit enhancement will be subject to all the risks inherent in investing in loans secured by real estate.


      Defaults have become more likely under recent economic conditions. During the five years ended on December 31, 2008, the HIT realized losses of $82,897 because of defaults.

      The HIT seeks to minimize the risk of default with respect to mortgage loans securing CMBS by investing only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization (for example, AAA rating from Standard & Poor's). For more information about real estate-related risks and potential losses, see "RISK FACTORS - Real Estate
- Related Risks" and "RISK FACTORS - Defaults on Loans" in the SAI.


Credit Risk


      As noted above, recent market conditions have increased credit risk in the market generally, including credit risk associated with Mortgage Securities guaranteed by Fannie Mae or Freddie Mac. Although the federal government has taken steps intended to stabilize the support Fannie Mae and Freddie Mac and provided funds to meet their obligations and operate their businesses, there can be no assurance that the federal government will continue to do so or provide enough assistance to support all of Fannie Mae's and Freddie Mac's guaranty obligations.

      Most of the state and local government credit-enhanced investments and privately credit-enhanced investments that the HIT may make are expected to have credit enhancement given by an entity which possesses a specified credit rating. Such investments themselves do not have to be rated or ratable. There is no assurance that a rated credit enhancement provider will retain the required rating level for the life of the investment. Instead, as is the case with any rating, the rating could be revised downward or withdrawn entirely at any time by the rating entity which issued it. A rating downgrade or the withdrawal of a rating may indicate an increase in the risk of default by the credit enhancement provider in the event of a default on the related Mortgage Security and may also result in a reduction in the value of the investment and/or render it illiquid. There has been a recent trend for rating organizations to issue ratings reflecting lower credit quality based on perceptions of risk. The HIT is not required to dispose of any Mortgage Security solely because the rating of any entity providing credit enhancement for such investment has been downgraded or withdrawn even if the HIT would not have been authorized to acquire such asset had the reduced rating been in effect at the time the HIT acquired such asset.

      As noted above, the HIT may invest a limited portion of its assets in Mortgage Securities which are not rated or credit-enhanced. A rating does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the rating agency, but ratings do provide a prospective investor with some indication that the proposed structure and revenue analysis for the investment satisfy the rating agency's internal criteria for the applicable rating. Unrated investments may also be less liquid than rated investments. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Recent markets events have caused some to question the extent to which one can rely on ratings.

      CMBS typically do not have credit enhancement provided by a government agency or instrumentality, by any private mortgage insurer or any other firm or entity. Instead, a CMBS offering will consist of several different classes or "tranches" of securities, which have varying exposure to default. The credit risk with respect to CMBS is risk that the level of defaults on the underlying mortgage loans may be severe enough to result in shortfalls in the payments due to the particular tranche of the CMBS in which the HIT has invested. The HIT may invest only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization at the time the CMBS is acquired (e.g., AAA or Aaa), which should have the lowest credit risk within the offering.


Leverage Risk

      Leverage risk occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. As noted above, the HIT may invest in forward commitments and TRS Contracts, both of which may effectively add leverage to the HIT's portfolio. Investments in TRS Contracts may do so because, in addition to its total net assets, the HIT would be subject to investment exposure on the notional amount of the swap. Leverage risk may impact the HIT to the extent that losses taken on both a TRS Contract and the investments made with proceeds from the associated sale of the tax-exempt bonds could compound one another. Similarly, forward commitments may add leverage because the HIT would be subject to potential compound losses on the asset to which it is committed to purchase and on the assets that it holds pending that purchase.

TRS Contracts Risk

      As noted above, the HIT may enter into TRS Contracts in connection with any investment in tax-exempt bonds. TRS Contracts may involve risks that are different from and may be greater than those of the underlying tax-exempt bonds, the other assets held by the HIT, or the HIT's market index. In addition to the leverage risk explained above, TRS Contracts may be subject to the risk that the counterparty may fail to make payments to the HIT or to otherwise fulfill its contractual obligations and that collateral proffered in the event of such default may be inadequate to make the HIT whole. The HIT may bear some additional risk of loss on TRS Contracts that require subjective valuations of gains or losses of the underlying bonds for purposes of calculating termination payments. TRS Contracts are also subject to convergence risk. Convergence risk is the risk that the relationship between tax-exempt rates and taxable rates could move in a direction different from that expected by the HIT.


      The HIT intends to mitigate the risks associated with entering into TRS Contracts by, among other means, choosing counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations. Recent market events have raised questions as to the extent to which ratings may be relied upon. HIT will also limit the amount, measured by the notional value of tax-exempt bonds that used in connection with outstanding TRS Contracts, to 10% of the value of all of the HIT's assets. In addition, the HIT will attempt to further mitigate these risks by seeking to enter into TRS Contracts that require collateral and/or provide other credit-enhancement features, permit early termination on short notice and otherwise have provisions favorable to the HIT. Global capital markets have recently experienced relatively extreme turmoil. Dramatic and rapid movements of tax-exempt rates and taxable rates could make terminating TRS contracts in time to mitigate risk difficult for the HIT. Consequently, there can be no assurance that the HIT will be successful in its risk mitigation strategy.

Market and Liquidity Risk


      The value of some of the HIT's investments may decline due to adverse factors affecting the bond markets generally, or the markets the certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk.


      In addition, markets for particular types of securities may experience liquidity issues. That is, a lack of buyers at a particular time could negatively impact the value of a security during such period, even though over time the payment obligations under the security may be met. This is sometimes referred to as liquidity risk. Markets for some of the types of securities in which the HIT may invest have experienced liquidity issues in the recent past.


      For more information about the risks of an investment in the HIT, please see "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS - RISK FACTORS" in the SAI.

Portfolio Holdings

      A description of the HIT's policies and procedures with respect to the disclosure of the HIT's portfolio securities is available under "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS - Disclosure of Portfolio Holdings" in the SAI.

                       BUYING AND SELLING UNITS IN THE HIT

ELIGIBLE INVESTORS

      Only "Labor Organizations" and "Eligible Pension Plans" may purchase Units in the HIT. Pursuant to the Declaration of Trust, a "Labor Organization" means an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment, and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization. The term Labor Organization also includes any employee benefit plan of a Labor Organization and any other organization that is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization.

      Pursuant to the  Declaration  of Trust,  "Eligible  Pension  Plans"  means certain plans which have beneficiaries who are represented by a Labor Organization and which are managed without the direct intervention of the beneficiaries. These include pension plans constituting qualified trusts under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), governmental plans within the meaning of Section 414(d) of the Code, and master trusts that hold assets of at least one such pension plan or governmental plan. These also include non-United States pension or retirement programs, including those in Canada and the European Union, that are similar to U.S. state or local governmental plans or that are subject to regulations that are similar in purpose and intent to the Employees Retirement Income Security Act of 1974, as amended.

      For more information about the eligible investors in the HIT, please see "PARTICIPANT UNITS - ELIGIBLE PARTICIPANTS" in the SAI.

      To inquire about the purchase or sale of Units in the HIT, contact the HIT at the address and telephone number on the back cover of this Prospectus.

PURCHASING UNITS


      Units in the HIT may be purchased only from the HIT. A minimum initial investment of $50,000 is required. Whole or fractional Units may be purchased. Units may only be purchased as of the last business day of each month (a "purchase date"). The HIT defines "business day" as a day on which the major bond markets in New York are open. Each purchase order will be processed and priced as of the last business day of the month in which it is received. You must remit your purchase order and the required payment for your Units to the HIT's transfer agent by check or wire transfer for receipt by the transfer agent no later than 4:00 p.m. Eastern Time on the actual purchase date. All purchase payments received prior to the actual purchase date will be held in one or more short-term investment vehicles, as directed by the Participant, until the actual purchase date. A copy of the participation form that must accompany your purchase payment is available from the HIT at no charge upon request. All Units are sold without any sales charge (load) or commission. Units are issued and redeemed by book entry and without physical delivery of any securities. The HIT has the right to reject any purchase order or suspend or modify the sale of Units.

      The price of all Units purchased will be equal to their net asset value, or NAV, as of the close of business of the major bond markets in New York (normally 4:00 p.m. Eastern Time) on the last business day of each month. The major bond markets in New York are closed on certain holidays listed in the SAI. The NAV is calculated by dividing the total value of the HIT (the value of all of the HIT's assets minus all of the HIT's liabilities) by the total number of Units outstanding on the date of calculation. The HIT calculates the NAV of the Units only as of the last business day of each month.


      The HIT, through its fund accountant, uses readily available independent market sources that provide the basis for the monthly valuation of the HIT's assets for which there are readily available market quotations. These values are checked for reasonableness by the HIT staff. The HIT's assets for which there are no readily available market quotations are valued at fair value determined in good faith under procedures approved by the Board of Trustees. The HIT has retained an independent firm to determine the fair value of such securities. This process, commonly referred to as "marking to market," ensures that the valuation of the assets in the HIT's portfolio accurately reflects the fair value of each investment, based on its unique characteristics. In accordance with the procedures adopted by the Board, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such HIT adjustments must be reviewed and approved by the independent valuation firm prior to incorporation into the NAV. Short-Term Investments are valued at amortized cost, which constitutes fair value under the procedures adopted by the Board of Trustees.

      For more information on the valuation methodology the HIT uses, see "VALUATION OF UNITS" in the SAI.

SELLING OR REDEEMING UNITS

      The HIT has been granted an exemption by the SEC permitting it to value its assets and accept redemption requests on a quarterly basis. However, the HIT currently accepts and satisfies redemption requests on a monthly basis as of the last business day of each month. You may not sell or transfer your Units to anyone other than the HIT and you may not pledge your Units. You may redeem whole or fractional Units. If you want to sell your Units, you must submit a redemption request to the HIT in writing and it must be received at least 15 days before the last business day of the month, although the HIT may in its sole discretion waive the 15 day notice requirement. Absent a waiver, redemption requests received less than 15 days before the last business day of the month will be satisfied as of the last business day of the following month. You may submit redemption requests by facsimile.

      The HIT will redeem Units, without charge, at their NAV calculated as of the last business day of the applicable month. It usually takes five business days to calculate the HIT's NAV after the last business day of the month. The proceeds of any redemption request will be paid to redeeming Participants by check or wire transfer as soon as practicable, but no later than seven business days after the last business day of the month.

      If the redeeming Participant agrees, the HIT may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request. A Participant that receives such assets may incur expenses in selling or disposing of such assets for cash.

      As described above, pursuant to an exemption granted by the SEC, the HIT accepts purchase and redemption requests and prices its portfolio monthly. Accordingly, there is virtually no risk that Participants can engage in frequent purchases and redemptions of Units in a manner that would affect the interests of other Participants. Because of this extremely low risk, the Board of Trustees has not found it necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Units by Participants.

                     DISTRIBUTION CHARGES (RULE 12b-1 FEES)


      The HIT has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Units in an amount equal to the greater of $600,000 per fiscal year or 0.05% of the HIT's average net assets on an annualized basis per fiscal year. For the year ended December 31, 2008, these fees were $305,578, representing 0.01% of the HIT's average net assets. The HIT expects that these fees will not exceed $600,000 for calendar year 2009. These types of fees and expenses primarily include, without limitation, the printing and mailing of prospectuses to prospective investors in the HIT, compensation to sales personnel (salaries plus fringe benefits), travel and meeting expenses, office supplies, consulting fees and expenses, and expenses for printing and mailing of sales literature. Any change in the plan for distribution that materially increases the amount of distribution expenses requires the approval of the holders of a majority of the HIT's outstanding Units.


      Because these fees are paid out of the HIT's average net assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                            MANAGEMENT AND STRUCTURE

MANAGEMENT


      Overall responsibility for the management of the HIT is vested in its Board of Trustees. Up to 12 of the Trustees may be officers of the AFL-CIO or its member unions ("Union Trustees"); up to 12 Trustees may be either (i) officers or management employees of organizations which contribute to an Eligible Pension Plan or officers or management employees of an Eligible Pension Plan, or (ii) officers, directors or trustees of housing, finance or real estate development organizations or current or former federal, state or local government officials (collectively, "Management Trustees"). One Trustee, the Chairman, must be an individual who is not an officer, trustee or employee of any organization that participates in the HIT. As of March 31, 2009, the Board of Trustees consisted of the Chairman, eight Union Trustees and five Management Trustees. The number of Management Trustees may not exceed the number of Union Trustees, unless a Union Trustee dies or resigns before the expiration of his or her term.


      Between meetings of the full Board of Trustees, the Executive Committee of the Board of Trustees, currently consisting of the Chairman, one Union Trustee and one Management Trustee, acts for the Board in overseeing HIT affairs. The Executive Committee currently meets approximately four times a year. The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT's day-to-day administration.


      Management of the HIT's portfolio is conducted by the Portfolio Management Group and the Portfolio Management Committee. The Portfolio Management Group is responsible for the day-to-day management of the HIT's portfolio, including managing the portfolio to maintain a risk profile comparable to the Barclays Capital Aggregate Bond Index. The Portfolio Management Committee sets the HIT's portfolio management strategy and oversees the work of the Portfolio Management Group.


      Chang Suh, Executive Vice President/Chief Portfolio Manager is primarily responsible for the day-to-day management of the HIT's portfolio. Mr. Suh has served as Chief Portfolio Manager at the HIT since March 2003 and as an Executive Vice President since November 2004. Prior to March 2003, Mr. Suh served the HIT as Assistant Portfolio Manager from 2001 through 2003, and as Senior Portfolio Analyst from 1998 through 2001.

      The  SAI   provides   information   about  the   structure  of  Mr.  Suh's
compensation. Mr. Suh manages no other accounts. As a private individual, Mr. Suh is not eligible to invest in, and has no ownership interest in, the HIT.

      The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT staff to ensure that they meet the risk and return requirements of the HIT. The Portfolio Management and Investment Committees are comprised of HIT staff. Any proposed single investment or transaction that exceeds $50 million requires the approval of the Executive Committee.

HIT STRUCTURE


      The HIT is organized in the District of Columbia as a common law business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company (or mutual fund). Because the HIT is internally managed, all of the officers and employees who oversee the management of the HIT are employees of the HIT.

      The majority of jurisdictions in the United States recognize a trust such as the HIT as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries are not liable for the debts or other obligations of a business trust. A few jurisdictions do not recognize "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT will not exclude otherwise eligible investors in such jurisdictions from investing in Units.


      It is the practice of the HIT to require that every written contract that the HIT executes include a provision that states that the contract is not binding upon any of the Trustees, officers or Participants personally, but is solely an obligation of the HIT. In most jurisdictions, Participants will have no personal liability under any contract which contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT's assets and insurance were not adequate to satisfy the claims.

OTHER


      From time to time, the HIT may make contributions to various organizations that promote, among other things, primarily the production of housing or the labor movement. Some of these contributions are included in the expenses covered under the HIT's Rule 12b-1 Plan. In the fiscal year ended December 31, 2008, these contributions totaled approximately $89,852, of which approximately $8,623 was included as a Rule 12b-1 expense.


                             DISTRIBUTIONS AND TAXES

      The HIT distributes net income monthly and any capital gains at the end of each fiscal year. Participants may elect to receive these distributions in cash or have them reinvested in additional Units.

      The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a result, the HIT is not required to pay federal income tax on income and net capital gains distributed to Participants. Participation in the HIT is limited to certain Labor Organizations and Eligible Pension Plans which provide evidence to the HIT that they are exempt from federal income taxation. Tax-exempt organizations are subject to tax on unrelated business income.

The foregoing is a summary of some of the important federal income tax considerations affecting Participants and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Units. Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax. The HIT has not and will not make any determination as to the tax-exempt status of any Participant.

                              FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the HIT's financial performance for the past five years. Certain information reflects financial results for a single Unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the HIT (assuming reinvestment of all income and distributions). The information provided below has been audited by Ernst & Young LLP along with the financial statements for the fiscal year ended December 31, 2008, which are incorporated by reference in this Prospectus and are included in the HIT's Annual Report to Participants. The Annual Report is available upon request and on the HIT's web site at www.aflcio-hit.com.

                              Financial Highlights

                                                        Year Ended      Year Ended     Year Ended       Year Ended     Year Ended
                                                      Dec. 31, 2008   Dec. 31, 2007   Dec. 31, 2006   Dec. 31, 2005   Dec. 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Unit, Beginning of Period              1,097.01   $    1,081.27   $    1,086.97   $    1,110.61   $    1,125.21

Income From Investment Operations:

Net Investment Income                                         53.64*          52.72           53.55           50.08           48.63

Net Gains (Losses) on Investments - Realized &
Unrealized                                                     1.91           17.54           (4.60)         (21.25)          (2.38)
                                                      -------------   -------------   -------------   -------------   -------------

Total Income (Loss) from Investment Operations                55.55           70.26           48.95           28.83           46.25
                                                      -------------   -------------   -------------   -------------   -------------

Less Distributions from:

Net Investment Income                                        (54.08)         (54.52)         (54.65)         (52.47)         (49.10)

Net Realized Gains on Investments                                --              --              --              --          (11.75)
                                                      -------------   -------------   -------------   -------------   -------------

Total Distributions                                          (54.08)         (54.52)         (54.65)         (52.47)         (60.85)
                                                      -------------   -------------   -------------   -------------   -------------

Net Asset Value Per Unit, End of Period                    1,098.48   $    1,097.01   $    1,081.27   $    1,086.97   $    1,110.61
                                                      =============   =============   =============   =============   =============

Total Return (Net of Operating Expenses)                       5.25%           6.70%           4.65%           2.64%           4.20%

* The average shares outstanding method has been applied for this per share information.

                            Ratios/Supplemental Data
                             (dollars in thousands)


                                                        Year Ended      Year Ended      Year Ended     Year Ended       Year Ended
                                                      Dec. 31, 2008   Dec. 31, 2007   Dec. 31, 2006   Dec. 31, 2005   Dec. 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period                             $   3,467,603   $   3,716,773   $   3,605,679   $   3,576,875   $   3,665,950

Ratio of Expenses to Average Net Assets                        0.41%           0.41%           0.41%           0.37%           0.37%

Ratio of Net Investment Income to Average Net
Assets                                                          5.0%            5.0%            5.0%            4.5%            4.4%

Portfolio Turnover Rate                                        23.8%           42.1%           65.0%           68.4%           85.5%

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                                     [LOGO]

Please read this Prospectus before you invest in the HIT and keep it for future reference. For further information, please refer to the following:

STATEMENT OF ADDITIONAL INFORMATION


      A Statement of Additional Information ("SAI") (legally considered to be part of this Prospectus) that includes additional information about the HIT has been filed with the SEC. The SAI is incorporated by reference into this Prospectus. No other information is incorporated by reference into this Prospectus. The SAI may be obtained as provided below.


ANNUAL AND SEMI-ANNUAL REPORTS TO PARTICIPANTS

      Additional information about the HIT's investments is available in the HIT's Annual and Semi-Annual Reports to Participants. In the HIT's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the HIT's performance during its last fiscal year.

CONTACT THE HIT


      The SAI and the HIT's Annual and Semi-Annual Reports are available upon request, without charge, from our headquarters. Please contact the HIT to request the SAI, the Annual or Semi-Annual Reports to Participants, or to make inquiries about the HIT as follows:

      By Telephone:   Collect at 202-331-8055


      In writing:     Marketing Department
                      AFL-CIO Housing Investment Trust
                      2401 Pennsylvania Avenue, N.W., Suite 200
                      Washington, D.C. 20037

      Website address: www.aflcio-hit.com

SECURITIES AND EXCHANGE COMMISSION


      Information about the HIT (including the SAI) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Annual and Semi-Annual Reports to Participants and other information about the HIT are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File #811-03493.

                   PART B. STATEMENT OF ADDITIONAL INFORMATION

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                    2401 Pennsylvania Avenue, N.W., Suite 200
                             Washington, D.C. 20037

                                 (202) 331-8055
                                   ----------
                       STATEMENT OF ADDITIONAL INFORMATION
                                   ----------


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the American Federation of Labor and Congress of Industrial Organization Housing Investment Trust ("HIT"), dated April 29, 2009 ("Prospectus"), and the 2008 Annual Report to participants ("2008 Annual Report"), which have been filed with the Securities and Exchange Commission ("SEC") and can be obtained, without charge, from the HIT by calling collect 202-331-8055, by visiting www.aflcio-hit.com or by writing to 2401 Pennsylvania, N.W., Suite 200, Washington, D.C. 20037. This Statement of Additional Information incorporates by reference the Prospectus and the financial statements contained in the 2008 Annual Report.

      The date of this Statement of Additional Information is April 29, 2009.

TABLE OF CONTENTS


HISTORY .......................................................................................     1
      GENERAL .................................................................................     1
      EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT .....................     1
         Non-diversification ..................................................................     1
         Redemption Restrictions ..............................................................     1
DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS .............................................     2
      GENERAL .................................................................................     2
      THE HIT'S INVESTMENTS AND STRATEGIES ....................................................     2
      Federally Insured or Guaranteed Mortgage Securities .....................................     3
      Fannie Mae and Freddie Mac Securities ...................................................     4
      Contingent Interest Mortgage Loans ......................................................     4
      Early Repayment Loans ...................................................................     5
      Pass-Through and Pay-Through Securities .................................................     5
      State and Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced
      Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans For Projects Which
      Have Evidence of State and Local Government Support and Meet Specified Underwriting
      Criteria ................................................................................     6
         1.  State and Local Government Credit-Enhanced Mortgage Securities ...................     6
         2.  Privately Credit-Enhanced Mortgage Securities ....................................     9
         3.  Credit-Enhanced Bridge Loans .....................................................    10
         4.  Mortgage Loans for Projects Which Have Evidence of Support from a State or
             Local Government and Which Meet Specified Underwriting Criteria ..................    12
      Other Securities ........................................................................    13
      Mortgage Securities Supported By More Than One Form of Credit Enhancement ...............    14
      Pre-Construction Commitments ............................................................    14
      Forward Commitments .....................................................................    15
      Short-Term Investments ..................................................................    15
      Total Return Swap Agreements in Connection with Tax-Exempt Bonds ........................    15
      Retention of Technical Consultants ......................................................    15
      Portfolio Turnover ......................................................................    16
      Proxy Voting ............................................................................    16
      Disclosure of Portfolio Holdings ........................................................    16
      Other HIT Policies ......................................................................    17
      Investment Restrictions .................................................................    17
      Risk Factors ............................................................................    18
             General Risk .....................................................................    19
         1.  Fluctuating Interest Rates .......................................................    19
         2.  Redemption .......................................................................    19
         3.  Limited Resale Market for Certain Types of Investments ...........................    19
         4.  Defaults On Loans ................................................................    20
         5.  Ratings ..........................................................................    21
         6.  Lack of Diversification ..........................................................    21
         7.  Real Estate-Related Risks ........................................................    22
         8.  Defaults On Credit-Enhanced Bridge Loans .........................................    24
         9.  Risks of CMBS ....................................................................    24

         10. Risks of Total Return Swap Contracts .............................................    25
         11. Risks of Forward Commitments .....................................................    25
         12. Risks Related to Fannie Mae and Freddie Mac Investments ..........................    26
MANAGEMENT OF THE HIT .........................................................................    27
      TRUSTEES OF THE HIT .....................................................................    28
      EXECUTIVE OFFICERS ......................................................................    30
      THE RETIREMENT PLAN .....................................................................    33
      THE 401(K) PLAN .........................................................................    33
      CODES OF ETHICS .........................................................................    34
PORTFOLIO MANAGER .............................................................................    35
PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP ....................................................    35
SALES AND DISTRIBUTION ACTIVITIES .............................................................    35
PARTICIPANT UNITS .............................................................................    36
      SECURITIES OFFERED ......................................................................    36
      ELIGIBLE PARTICIPANTS ...................................................................    36
      PURCHASE AND REDEMPTION OF UNITS ........................................................    37
      BROKERAGE FEES ..........................................................................    37
VALUATION OF UNITS ............................................................................    37
      SHORT-TERM INVESTMENTS ..................................................................    38
      MORTGAGE SECURITIES AND OTHER SECURITIES ................................................    38
      STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES, PRIVATELY CREDIT-ENHANCED
      MORTGAGE SECURITIES, AND MORTGAGE LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF SUPPORT
      FROM A STATE OR LOCAL GOVERNMENT AND WHICH MEET SPECIFIED UNDERWRITING CRITERIA .........    38
      CONTINGENT INTEREST LOANS ...............................................................    40
DISTRIBUTIONS AND TAX ISSUES ..................................................................    40
      DISTRIBUTIONS ...........................................................................    40
      TAX ISSUES ..............................................................................    41
OTHER .........................................................................................    41
GENERAL INFORMATION ...........................................................................    42
      AUDITORS AND FINANCIAL STATEMENTS .......................................................    42
      CUSTODIAN AND TRANSFER AGENT ............................................................    42
      LEGAL MATTERS ...........................................................................    42
      INSURANCE AND BONDING ...................................................................    42
      PRESS RELEASES AND REPORTS AND OTHER COMMUNICATIONS .....................................    42
FINANCIAL STATEMENTS ..........................................................................    43
APPENDIX A - STANDARD & POOR'S DEBT RATING DEFINITIONS ........................................   A-1
APPENDIX B - STANDARD & POOR'S STATE HOUSING FINANCE AGENCIES TOP TIER CRITERIA ...............   B-1
APPENDIX C - STANDARD & POOR'S HFA GO DEBT AND STATE HFA ISSUER ...............................   C-1
APPENDIX D - STANDARD & POOR'S DEBT RATING DEFINITIONS ........................................   D-1
APPENDIX E - MOODY'S DEBT RATING DEFINITIONS ..................................................   E-1
APPENDIX F - MOODY'S SHORT-TERM RATINGS .......................................................   F-1

HISTORY

GENERAL


      The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981, as amended from time to time (the "Declaration of Trust"). The name of the HIT was changed from "AFL-CIO Pooled Investment Trust" on May 27, 1982.

      The HIT acquired all the assets of the AFL-CIO Mortgage Investment Trust ("Mortgage Trust") in exchange for units of the HIT ("Units") on the basis of relative net asset values as of September 30, 1984. The exchange was approved by order of the Securities and Exchange Commission ("SEC") dated October 1, 1984. HIT Units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

      The HIT is registered with the SEC as an open-end investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") and, accordingly, is subject to the regulatory authority of the SEC.


EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT

      On April 21, 1982 the HIT obtained from the SEC an order under Section 6(c) of the Investment Company Act, exempting the HIT from certain requirements of that Act (SEC Release No. 12387). The following is a brief summary of certain of these exemptions.




Non-Diversification

      The Investment Company Act provides that no registered investment company shall change its subclassification from diversified to non-diversified without the shareholders' authorization. Under Section 5(b) of the Investment Company Act, a "diversified company" is:


      o A management company which meets the following requirements: At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.


      o A "non-diversified company" means any management company other than a diversified company.

      The HIT will seek to remain as diversified as practicable. Because, however, the mortgage securities in which it proposes to invest are often offered in large denominations, the HIT may shift from time to time from diversified to non-diversified status. The HIT has obtained an exemption from the requirement of a shareholder vote before shifting its diversification status.


Redemption Restrictions

      Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The HIT's redemption policies do not conform to these requirements. See "BUYING AND SELLING UNITS IN THE HIT--Selling or Redeeming
Units" in the Prospectus. The HIT has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the portfolio investments would be unduly burdensome. Effective October 1, 1987, the Board of Trustees authorized investments and redemptions for the HIT on a monthly basis instead of a quarterly basis.


DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS

GENERAL


      The HIT's investment objective is to generate competitive risk-adjusted total rates of return for the participants in the HIT ("Participants") by investing in fixed-income investments, consisting primarily of multifamily and single family mortgage-backed securities and mortgage-backed obligations, including participation interests ("Mortgage Securities"). Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of multifamily projects and single family housing and in Mortgage Securities backed by single family loans. All on-site construction work financed through HIT investments is required to be performed by 100% union labor. These objectives are set forth in the HIT's Declaration of Trust.


THE HIT'S INVESTMENTS AND STRATEGIES


      The following discussion supplements the information regarding the investment objectives and policies of the HIT, as set forth in the Prospectus, and describes the types of investments and investment practices that the HIT is generally permitted (but not required) to make or engage in, subject to the HIT's investment objectives. Please see "Investment Objectives, Principal Strategies and Related Risks" in the Prospectus for a summary of the investment objectives, strategies and risks of the HIT.


      The types of Mortgage Securities in which the HIT is permitted to invest, which are described below, are set forth in the HIT's Declaration of Trust.

      The Declaration of Trust requires the HIT to invest primarily in Mortgage Securities that are either insured or guaranteed by the Federal Housing Administration ("FHA") or Government National Mortgage Association ("Ginnie Mae") both part of the United States Department of Housing and Urban Development ("HUD") or are issued, guaranteed or backed by Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac").

      Other Mortgage Securities that the HIT is authorized to purchase are contingent interest mortgage loans, early repayment loans, pass-through and pay-through securities, construction and/or permanent mortgage loans secured by a bank letter of credit, insurance or other guaranty, state and local government credit-enhanced investments, pre-construction commitments and credit-enhanced bridge loans, in each case as described below and subject to the restrictions noted below.


      The HIT may also invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the Federal Home Loan Banks ("FHLBs"), (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) subject to a further limit of no more than 10% of the value of all of the HIT's assets, commercial mortgage-backed securities ("CMBS"), as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization (collectively, "Other Securities").


      The HIT will acquire only Mortgage Securities with expected returns competitive with those then generally prevailing on similar investments having comparable terms and conditions, taking into account differences in risk, including those resulting from differences in properties, borrowers and loan terms.

      Certain of the HIT's authorized investments are tied to ratings at various levels by one or more nationally recognized statistical rating organizations. A summary description of the general debt rating definitions of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), is set forth in Appendix A. The debt rating categories of other nationally recognized statistical rating organizations are similar to those of S&P. A summary description of S&P's State Housing Finance Agencies ("HFA") Top Tier Criteria is set forth in Appendix B and a summary description of S&P's HFA General Obligation ("GO") Debt and State HFA Issuer Credit Rating Criteria is set forth in Appendix C. Appendix D contains a summary description of the debt rating definitions used by S&P. Appendix E contains a summary description of the general debt rating definitions used by Moody's Investors Service ("Moody's"). Appendix F contains a summary description of the commercial paper rating definitions used by Moody's. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality.


      The HIT is a Title II non-supervised mortgagee and is eligible under applicable FHA regulations to originate and service multifamily mortgages nationwide. Were HIT to originate loans under this authority, it might also invest in the multifamily mortgage loans it originates.



Federally Insured or Guaranteed Mortgage Securities


      The HIT may invest up to 100% of its assets in Mortgage Securities that are federally insured or guaranteed. The term "assets" as used in this SAI means funds invested or available for investment by the HIT. Under existing federal housing programs, the federally insured or guaranteed mortgage loans eligible for direct purchase by the HIT are mortgage loans insured by HUD acting by and through FHA to provide construction and/or permanent financing for multifamily housing projects and intermediate care facilities, assisted living facilities and nursing homes, or to finance the purchase and ownership of completed single family dwellings and, in some circumstances, the construction or renovation of single family dwellings. FHA-insured multifamily mortgage loans typically have maturities that range from 10 to 40 years from project completion and commencement of principal repayments. FHA-insured single family mortgage loans typically have a 30-year term. The HIT may also purchase mortgage loans guaranteed by the Veterans Administration ("VA") to finance the purchase of single family dwellings. Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended. VA obligations are backed by the Loan Guaranty Revolving Fund.


      The HIT may also  purchase  notes or other  obligations  guaranteed  under
Section 108 of the Housing and Community Development Act of 1974, as amended ("Section 108"). Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of privately owned or publicly owned housing. The HIT may purchase such notes in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108. Section 108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity. Under Section 108, the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States.


      The HIT may also purchase federally guaranteed mortgage-backed certificates known as "Ginnie Mae securities." Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related to scheduled payments of principal and interest under one or more identified mortgages. Full and timely payment under these mortgage-backed securities is guaranteed by Ginnie Mae and backed by the full faith and credit of the United States. These Ginnie Mae securities are readily marketable, generally at publicly quoted prices. Such Ginnie Mae securities generally bear interest at rates ranging from 0.25% to 0.50% less than the interest rates on the whole loans backing such securities, reflecting the cost of the servicing and Ginnie Mae guaranty of the mortgages in the pool. Further, the HIT may purchase Real Estate Mortgage Investment Conduit Securities ("REMICS") collateralized by or representing an interest in a pool of Ginnie Mae mortgage-backed securities.

Fannie Mae and Freddie Mac Securities


      The HIT may invest up to 100% of its assets in Fannie Mae and Freddie Mac securities, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities (including Freddie Mac participation certificates) backed by pooled conventional mortgages, (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the HIT, rated in one of the two highest categories by at least one nationally recognized statistical rating organization and (iii) REMICS collateralized by or representing an interest in a pool of Fannie Mae and Freddie Mac mortgage-backed securities. The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS - Pass-Through and Pay-Through Securities" below. As of December 31, 2008, approximately 55% percent of the HIT's assets were issued or guaranteed by Fannie Mae or Freddie Mac.

      Fannie Mae and Freddie Mac are federally  chartered  corporations  engaged principally in providing a secondary market for mortgage obligations. Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac securities, are federally insured or guaranteed. In September 2008, the U.S. government took Fannie Mae and Freddie Mac into conservatorship. For more information regarding certain risks with respect to Mortgage Securities guaranteed by Fannie Mae or Freddie Mac, see 'DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors --
12. Risks related to Fannie Mae and Freddie Mac Investments" below.


      The mortgages backing any Fannie Mae and Freddie Mac mortgage-related investments in which the HIT invests will meet Fannie Mae or Freddie Mac standards, as applicable, will, when the HIT commits to acquire them, carry competitive market yields and will be secured by real estate, on which any buildings, structures and improvements to be built or rehabilitated will be built or rehabilitated with 100% union labor.

      Most of the single family Fannie Mae and Freddie Mac mortgage-backed securities purchased by the HIT to date have been backed by fixed rate mortgage loans, although the HIT has the authority to acquire single family Fannie Mae and Freddie Mac securities which are backed by adjustable rate mortgage loans. The HIT anticipates that if prevailing interest rates for adjustable rate mortgage loans are more favorable to mortgagors than fixed rates, a larger portion of the single family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans. There are a wide variety of adjustable rate mortgage loans that may be used to back the single family Fannie Mae and Freddie Mac securities. These range from loans on which the interest rate is adjusted periodically (with adjustments occurring from every 6 months to annually to each 3 or 5 years) based upon a specified market index at the time of each adjustment, to loans which carry a fixed interest rate for a specified period of time (e.g., 3, 5, 7 or 10 years) after which the interest rate on the loan is adjusted annually based on a specified market index. Some types of the adjustable rate mortgage loans which may back single family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times. With respect to the single family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guaranties the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.


      The HIT may also invest up to 15% of its assets in,  among  other  things,
(i) corporate  securities issued or guaranteed by Fannie Mae and Freddie Mac and
(ii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization. Both Fannie Mae and Freddie Mac issue a variety of debt securities in a wide range of maturities in the domestic and global capital markets to support their operations.


Contingent Interest Mortgage Loans

      The HIT is authorized to make or invest in federal government-related, Fannie Mae or Freddie Mac contingent interest mortgage loans. A contingent interest mortgage loan of this type is a mortgage loan on a rental project which provides for repayment of principal and base interest at a fixed rate which is insured by FHA or guaranteed by Ginnie Mae, or is guaranteed by Fannie Mae or Freddie Mac, and also includes separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project. This additional interest is not insured or guaranteed, and is sometimes referred to as "contingent interest."

      Agreements for such contingent interest mortgage loans would be negotiated on a project-by-project basis. Accordingly, the precise formula for calculating the amount of contingent interest payments would vary depending on several factors, including the projected cash flow from the project, the base interest rate and financial resources of the borrower, and other factors that the HIT deems relevant. Receipt of contingent interest is affected by the amount of appreciation, as well as rental income and expenses of a project. Generally, if there is insufficient cash flow or appreciation, no contingent interest is due or payable.

      Contingent interest mortgage loans generally require the lender or investor to accept a lower base interest rate than it otherwise would have been able to negotiate, in return for the right to receive as additional interest a portion of cash flow and/or proceeds from the sale, refinancing or disposition of the project. The HIT is permitted to make a contingent interest mortgage loan in return for a base interest rate which is up to 2% per annum lower than the rate which it would otherwise be willing to accept (e.g., in the absence of the contingent interest feature). Although all principal and base interest would remain insured by FHA, or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, as the case may be, this structure may result in a reduction of current income (particularly during construction and rent-up) in the hope of greater returns in future years based on the project's economic performance. As noted above, such amounts of contingent interest are neither federally guaranteed or insured nor guaranteed by Fannie Mae or Freddie Mac. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors" below.

Early Repayment Loans

      The HIT also may invest in Mortgage Securities insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called. This authorization affords the HIT additional flexibility to make loans of shorter duration. Such loans may be more attractive to borrowers since the rate of interest on shorter-term loans may be lower and may be more attractive to the HIT because it involves a commitment of funds for a shorter term.

      In the case of such "early repayment" loans that are federally insured or guaranteed, while all principal and base interest would be insured or guaranteed by FHA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guaranty. It is anticipated that such obligation instead would be secured by a security interest in the ownership interests of the principals of the borrower or other security as negotiated by the HIT and the borrower or principals. Since the obligation to repay the loan prior to its stated maturity would not be included in the note and mortgage, the HIT would not be entitled to foreclose on the mortgaged property or obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which would remain federally insured or guaranteed. In such event, a loss could be incurred because the HIT would have required a higher rate for a mortgage or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to early repayment or "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac. This is because payment of such loans and securities are guaranteed by Fannie Mae or Freddie Mac at the stated maturity date.


Pass-Through and Pay-Through Securities

      The HIT is also authorized to invest in mortgage-backed pass-through or pay-through securities if the securities are rated in one of the two highest rating categories of a nationally recognized statistical rating organization, such as S&P or Moody's, and also backed by certain Mortgage Securities in which the HIT is otherwise authorized to invest. A description of S&P's debt rating categories is attached as Appendix A and those of Moody's as Appendix E to this Statement of Additional Information. The rating categories of other nationally recognized statistical rating organizations are similar to those of S&P and Moody's.

      Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned entities or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not. Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality or any other entity.

      Although the HIT will purchase only mortgage-backed pass-through and pay-through securities, as described above, that have been rated in one of the two highest rating categories by a nationally recognized statistical rating organization, there is no assurance that any rating on securities purchased by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in its judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would be likely to signify an increase in the risk to the HIT associated with the related securities and would be likely to result in a reduction in the value of the related securities. The HIT is not required to dispose of pass-through or pay-through securities the rating for which has been revised below the second highest rating category or withdrawn except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions" below.

State and Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans For Projects Which Have Evidence of State and Local Government Support and Meet Specified Underwriting Criteria

      The HIT is authorized to invest up to 30% of its assets in the following four categories of investments.

   1. State and Local Government Credit-Enhanced Mortgage Securities

      The  HIT  may   invest  in  the  types  of  state  and  local   government
credit-enhanced Mortgage Securities described below.

      (a) Full Faith and Credit. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the obligations acquired. There is no requirement that obligations acquired under this category be rated or ratable. If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks" below.

      (b) "Top Tier" Agencies. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, provided that such loans or securities are issued (with or without recourse) or guaranteed, as the case may be, by a state or local housing finance agency designated "Top Tier" by S&P (or designated comparably by another nationally recognized statistical rating organization, as determined by the Executive Committee of the HIT) at the time of acquisition by the HIT, and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency's general credit and assets, or (ii) secured by recourse to such assets of the agency or by such third party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency's general credit, or (iii) backed by the "moral obligation" of the state in which such agency is located in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations.

      Although the agency must be rated "Top Tier" by S&P, there is no requirement that the obligations to be acquired by the HIT be rated or ratable at all, as long as the agency is a Top Tier agency at the time an obligation is acquired by the HIT. S&P has informally indicated to the HIT that the only relevance a Top Tier designation would have on the rating of particular obligations issued by such an agency is that S&P would, under certain circumstances, increase the rating of such obligations from the level they would otherwise be entitled to receive by one-half a level within an existing rating category. So, for example, an issue that might otherwise be entitled to an A rating could get an A+ rating if the agency was Top Tier (or an AA- rating could be raised to an AA rating). However, an A+ rating would not be increased to AA- because it would take the rating into another rating category (that is, from single-A to double-A).

      Before designating a housing agency as Top Tier, S&P must favorably evaluate a number of criteria, including the agency's general track record, unrestricted fund balances, administrative capabilities, investment policy, internal controls, portfolio quality and the sponsoring state's commitment to housing. A more complete description of the guidelines used by S&P with respect to "Top Tier" designations is attached to this Statement of Additional Information as Appendix B. There can be no assurance that any such rating of any agency would continue for any given period of time after the HIT acquires such an obligation, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement or has taken other steps to secure its interests in the project. The HIT is not required to dispose of the obligations issued or guaranteed by an agency which loses its Top Tier rating, except to the extent required by certain investment restrictions. In addition, a rating is only the opinion of the company issuing it. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--INVESTMENT RESTRICTIONS."

      With respect to any obligation issued or guaranteed by a Top Tier agency, the HIT expects that it will be secured either by the recourse obligation of the issuer (or its guaranty) or by other collateral security, in addition to having the benefit (directly or indirectly) of a lien on the underlying real estate. Management of the HIT intends to undertake transactions with Top Tier agencies under the foregoing authority selectively, and only after having made its own independent evaluation and investigation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing the obligations to be acquired. The HIT therefore believes that the direct obligation or other collateral security provided by the Top Tier issuer will be a significant factor in helping to assure the safety and soundness of the investment to the HIT. If such recourse or other collateral security which the HIT receives in conjunction with an investment issued by a Top Tier agency proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the HIT (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the projects financed. If the HIT is required to enforce its rights to the underlying real property because its recourse to the issuer or the other collateral security is insufficient, the HIT will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. For a description of these potential risks, see "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks" below.

      (c)  Agencies  Rated  "A" or  Higher.  The HIT is  permitted  to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the HIT) at the time of the acquisition of the investment by the HIT, and are (i) with full recourse (directly or by way of full indemnity or guaranty) to such agency's general credit and assets or (ii) backed by the "moral obligation" of the state in which such agency is located, in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment. Although a state or local agency which issues or guaranties an obligation to be acquired by the HIT must have a general obligation debt rating of "A" or better, there is no requirement that the obligation itself be rated or ratable. There is no rating requirement for states which provide their "moral obligation" for such obligations.

      As indicated above, the HIT may acquire obligations that are backed by the "moral obligation" of the state in which the agency is located (without regard to the credit rating of such state), in lieu of recourse against the state or local agency. Obligations which are backed by the "moral obligation" of the related state could include loans from the HIT to the agency, securities issued by the agency or loans or participation interests in loans made by the

HIT or the agency to the underlying borrower (or securities backed by a loan made by the agency to the borrower). However, these obligations would be secured by the state's "moral obligation," rather than by full recourse against the agency. The state's "moral obligation" could take the form of a commitment to replenish any insufficiencies in the funds pledged to debt service on the investment or a commitment to pay any amounts due on the investment in the event that the revenues from the underlying real property are insufficient to pay all amounts when due. However, the state's "moral obligation" would not be a binding, legal obligation of the state to pay amounts due under the obligations acquired by the HIT and could not be enforced against the state or its general credit and assets.

      Before rating a housing agency's general obligation debt as "A" or better, S&P has indicated that it must favorably evaluate a number of criteria, including the state's economic base, the agency's legislative mandate, the operating performance and management of the agency and earnings quality and financial strength of the agency. A description of the general obligation rating criteria used by S&P is attached to this Statement of Additional Information as Appendix C. There can be no assurance that the general debt obligation rating of an agency of "A" or better would continue for any given period of time after the HIT acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement for the investment. The HIT would not be required to dispose of the obligations issued or guaranteed by an agency which loses its general obligation rating of "A" or better, except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions" below.


      Provided the agency that issues or guaranties an obligation in which the HIT invests has a rating of "A" or better on its general debt obligations, there is no requirement that the obligation itself be rated or ratable. While a rating on an obligation is only the opinion of the company issuing it, does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating organization's internal criteria for the applicable rating. However, the HIT intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing or guaranteeing the obligations to be acquired.


      The HIT believes that the direct recourse provided by the agency involved in these investments or the "moral obligation" of the related state will be a significant factor in helping to assure the safety and soundness of the investments to the HIT. However, if such recourse proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the HIT (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the project financed. If the HIT is required to enforce its rights to the underlying real property because its recourse against the issuer is insufficient, the HIT will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--7. Real Estate-Related Risks" below.

      (d) State Insurance Funds/Programs. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if at least the first 75% of such loan or securities is supported under a state insurance or guaranty program by a state-related agency with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, of at least "A-" by S&P, Fitch Investors Services Inc. ("Fitch"), or Duff & Phelps Inc. ("Duff & Phelps") or at least "A3" by Moody's at the time of the acquisition of such investment by the HIT. A rating is only the opinion of the company issuing it and there can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating may signify an increase in the risk to the HIT associated with the related investments and would be likely to result in a reduction in the value of the related obligations. The HIT is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn, except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions" below.

      There is no requirement that obligations acquired under this category be rated or ratable.

      If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty was insufficient to cover all losses in the event of a default on a construction or permanent loan in which the HIT invests or which backs securities or interests in which the HIT invests, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks" below.

      The HIT believes that the foregoing state and local government credit-enhanced investments provide the HIT with considerable flexibility in creating investment opportunities for the HIT. In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments. Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government credit-enhanced investments could be more difficult to make, and their credit quality could be lower than that of other investments the HIT is permitted to make. The state and local government credit-enhanced investments may also be less liquid than most other investments authorized for the HIT. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions" and "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 2. Redemption" below.

   2. Privately Credit-Enhanced Mortgage Securities


      The HIT may invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans or interests in such loans or securities, if the loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, or by any other lender acceptable to the HIT and such loans or the securities backed by such loans are fully credit-enhanced or secured in a manner satisfactory to the HIT by: (i) cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the HIT on terms and conditions satisfactory to the HIT; or (ii) a letter of credit, insurance or other guaranty from a public or private entity satisfactory to the HIT which has a rating (at the time of the HIT's acquisition of the related loan, securities or interests in such loans or securities) which is at least "A" or better from S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the Board of Trustees of the HIT).


      A rating is only the opinion of the company issuing it and there is no assurance that the rating of the issuer of any letter of credit, insurance or other form of guaranty which collateralizes a construction and/or permanent loan investment acquired by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in the rating organization's judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating may signify an increase in the risk to the HIT associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The HIT is not required to dispose of privately credit-enhanced investments if the rating of the issuer of the related letter of credit, insurance or guaranty is downgraded or withdrawn, except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Investment Restrictions" below. Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not itself have any impact upon the flow of income from the project to the HIT.

      If the issuer of any letter of credit, insurance or other form of guaranty which secures a privately credit-enhanced investment fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors--7. Real Estate-Related Risks" below.

   3. Credit-Enhanced Bridge Loans

      The HIT is permitted to invest up to 5% of the HIT's assets in bridge loans that are credit-enhanced in one of the ways specified below ("Credit-Enhanced Bridge Loans"), as part of the category in which it may invest up to 30% of its assets. This category includes state and local government credit-enhanced Mortgage Securities, privately credit-enhanced Mortgage Securities, and mortgage loans for projects which have evidence of state and local government support and which meet specified underwriting criteria.

      Credit-Enhanced Bridge Loans are loans related to housing developments, the owners of which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits ("LIHTCs") under Section 42 of the Internal Revenue Code of 1986, as amended (the "IRC") or Rehabilitation Tax Credits ("RTCs") under Section 47 of the IRC.

      Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations. LIHTCs are provided in substantially equal annual amounts to owners of the development over a ten year period, generally commencing in the year in which the units of each building are placed in service, or at the election of the owner of the development in the year following the year the building is placed in service. RTCs are generally credits against federal income tax liability for costs incurred for the rehabilitation of certain qualified buildings. Rehabilitation includes renovation, restoration and reconstruction. In general, the RTC is equal to 10 percent of the amount of qualified rehabilitation expenditures for certain non-residential buildings placed in service before 1936 and 20 percent of the amount of qualified rehabilitation expenditures for certified historic structures, subject to certain limitations. The full amount of the RTC may be claimed in the year in which the property is placed in service. RTCs are often used by developers to complete the adaptive reuse of schools, office buildings and factory buildings for use as multifamily rental housing in urban markets.

      Sponsors of LIHTC and RTC projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the LIHTCs or the RTCs. The LIHTCs or RTCs, as applicable, are available to owners in proportion to their ownership interests in the development. Investors generally agree to pay for their ownership interests in the development (and, consequently, for the benefit of owners of developments which receive the LIHTCs or the RTCs) in installments over the construction, rent-up and later periods, as negotiated on a case by case basis.

      The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various milestones are achieved. Such milestones generally include lien free completion of construction and achievement of stabilized occupancy for an agreed period of time (usually three to six consecutive months of occupancy at a specified debt service coverage level). Payment obligations are generally evidenced by notes or contractual agreements.

      Development sponsors generally need the proceeds of the sale of LIHTCs or RTCs at or before the time construction commences to make up the difference between the construction financing and other sources of funds available and the total development cost of the development. Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap. It is generally contemplated that the bridge loan financing will be repaid from the payments due from the LIHTC or RTC investors as the development is constructed and reaches the achievement milestones required by the LIHTC or RTC investors. Unlike other construction financing, Credit-Enhanced Bridge Loans of the type in which the HIT is permitted to invest are not usually secured by a lien on or a direct obligation of the underlying development. Therefore, there is no mortgage or other lien against the underlying development. Instead, such Credit-Enhanced Bridge Loans are secured, as described below, primarily by the general credit of the maker of the obligation or guarantor and, to a lesser extent, by the LIHTC or RTC investors' ownership interests in the development owner.

      The HIT intends to make Credit-Enhanced Bridge Loans in a way that it believes will minimize the HIT's risks on such loans. The HIT proposes to limit such loans to loans which on the date of the HIT's acquisition or making of the loan are:

      (a) issued or guaranteed by a state or local housing finance agency designated as "Top Tier" by S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the Board of Trustees of the HIT) with full recourse to the assets and credit of such agency (or in lieu of such full recourse, secured by such third party credit enhancement which, in the judgment of management of the HIT, provides security comparable to full recourse to the assets and credit of such agency;, or

      (b) issued (with recourse) or guaranteed by a state or local agency which has a long term credit rating of "A" or above by S&P (or a comparable rating by another nationally recognized rating organization approved by the Executive Committee of the Board of Trustees of the HIT) for a Credit-Enhanced Bridge Loan with a term of longer than 12 months and at the rating level of A-1 or better by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT's Executive Committee) for a Credit-Enhanced Bridge Loan with a term of less than 12 months; or

      (c) issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT's Executive Committee of the Board of Trustees) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT's Executive Committee of the Board of Trustees); or

      (d) fully collateralized by a letter of credit or other guaranty by a bank or other financial entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT's Executive Committee of the Board of Trustees). Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.


      The HIT will invest in Credit-Enhanced Bridge Loans only in cases where the HIT is otherwise committed to invest in the development's construction and/or permanent mortgage loan, except in cases where the development's permanent loan is expected to have an original principal amount which is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis, in which event the HIT may make the Credit-Enhanced Bridge Loan even if the HIT is not committed to make the construction or permanent loan.

      The credit enhancement mechanisms set forth above may be structured to provide either an assurance that all scheduled payments under the Credit-Enhanced Bridge Loans will be made when due or an assurance only of the ultimate repayment of all amounts due under such loan at maturity or after foreclosure or other liquidation.

      There is no requirement that the Credit-Enhanced Bridge Loan itself be rated or ratable.

      The Credit-Enhanced Bridge Loan will be paid down in a manner approved by the HIT as capital contributions are made by the LIHTC or the RTC investors, although not all of the proceeds of investor payments will be required to reduce the HIT's loan if the HIT so approves.

      Unlike most other assets in which the HIT invests, Credit-Enhanced Bridge Loans may not be secured by mortgages on real property, are not directly related to payments on first-lien mortgage loans, and are not insured or guaranteed by the federal government or an entity such as Fannie Mae or Freddie Mac. However, as described above, Credit-Enhanced Bridge Loans will be guaranteed or credit-enhanced by state housing finance agencies, letter-of-credit providers or other mechanisms which are of the same credit quality as those which provide credit enhancement for the state and local government credit-enhanced investments and investments which have evidence of support by a state or local government or agency or instrumentality thereof and for privately credit-enhanced Mortgage Securities in which the HIT may invest up to 30% of its assets.

      The borrower's obligation to make principal and interest payments on a Credit-Enhanced Bridge Loan will not be contingent on the borrower's receipt of investor payments. However, the development owner may depend on investor payments to obtain the funds with which to make payments on a Credit-Enhanced Bridge Loan. Payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the LIHTC or the RTC and otherwise. The HIT expects, however, that its investments will be made on the basis of the credit of the guarantor or obligor as described in (a) through (d) above, and to a lesser extent by the LIHTC investors' ownership interests in the development owner. The HIT's investment criteria have been designed to enhance the likelihood that the HIT will invest only in credit-worthy Credit-Enhanced Bridge Loans. The HIT also believes that any additional risk associated with bridge loans, as compared to the HIT's other authorized investments, will be offset by the higher interest rates payable on Credit-Enhanced Bridge Loans.

      4. Mortgage Loans for Projects Which Have Evidence of Support from a State or Local Government and Which Meet Specified Underwriting Criteria.

      The HIT is permitted to invest in construction and/or permanent mortgage loans, provided that the total principal amount of such investments outstanding from time to time shall not exceed 4% of the value of all of the HIT's assets and provided that such loans meet underwriting criteria specified in the Declaration of Trust including:

      (a) in the case of projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT's investment in an amount which will cover all losses down to a 60% loan-to-value level, or the project receives the benefits of LIHTCs), that the state or local government (or an agency or instrumentality thereof) or a tax-exempt foundation make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects at stabilization be at least 1.15, based upon the HIT's projections of future income and expenses; and

      (b) in the case of the financing of market rate projects, that the loan-to-value ratio not exceed 60% (or 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT's investment in an amount which will cover all losses down to a 60% loan-to-value level) and that the minimum debt service coverage be at least 1.25 at stabilization, based upon the HIT's projections of future income and expenses.

      There is no requirement that the obligations acquired by the HIT under this category be rated or ratable.

      The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the obligations. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks" below.

      In evaluating investments in all categories of state and local government credit-enhanced investments, privately credit-enhanced investments, investments in credit-enhanced bridge loans, and mortgage loans for projects which have evidence of support by a state or local government or agency and meet specified underwriting criteria as described above, the HIT staff will consider, among other factors: (i) the experience, past performance, credit rating, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan-to-appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process. In evaluating such underwriting criteria, the HIT may retain consultants to assist HIT staff in evaluating state and local government investment opportunities. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Retention Of Technical Consultants" below.


      In determining whether to invest in state and local government credit-enhanced investments, privately credit-enhanced investments, credit-enhanced bridge loans, and mortgage loans for projects which have evidence of support by a state or local government or agency and meet specified underwriting criteria as described above, the HIT is not limited to investments which have a rating or which have been rated in any particular category by a nationally recognized statistical rating organization. Although a rating provides no assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis satisfy the rating organization's internal criteria for the respective rating. The HIT will seek to minimize the risk of loss in this connection by investing only in instruments satisfying other criteria, as outlined above.

Other Securities


      The HIT may invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the FHLBs, (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) subject to a further limit of no more than 10% of the value of all of the HIT's assets, CMBS, as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization. United States Treasury and FHLBs obligations and CMBS are described below and Fannie Mae and Freddie Mac obligations are described above under the captions "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Fannie Mae And Freddie Mac Securities" and "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS --Pass-Through And Pay-Through Securities" above.


   1. United States Treasury Obligations

      The United States Treasury sells marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds in regularly scheduled auctions. The full faith and credit of the United States guarantees the timely payment of principal and interest on Treasury securities. Marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds are freely transferable and are traded in the capital markets. They are issued in book-entry form and may be purchased through financial intermediaries or directly from the Treasury.

   2. Federal Home Loan Bank Obligations


      The Federal Home Loan Bank System consists of twelve regional FHLBs and the FHLBs' Office of Finance and is supervised and regulated by the Federal Housing Finance Agency. The Federal Housing Finance Agency is an independent agency in the executive branch of the United States government created on July 30, 2008 by the Housing and Economic Recovery Act of 2008, which combined the staffs of the Federal Housing Finance Board (the previous FHLB regulator) the Office of Federal Housing Enterprise Oversight ("OFHEO") and the GSE Mission Office of HUD. It has a director who is appointed by the President and confirmed by the United States Senate and a board that consists of the director, the Secretary of the Treasury, the Secretary of HUD and the Chairman of the SEC. The Office of Finance is a joint office of the FHLBs established by the Federal Housing Finance Board to facilitate the issuance and servicing of consolidated obligations of the FHLBs. The Federal Home Loan Bank system was created by Congress in 1932 to improve the availability of money to support home ownership. The FHLBs make loans, called advances, to their members and eligible nonmember mortgagees that are secured by mortgages and other collateral pledged by the members and mortgagees. Advances generally provide funds for mortgage originations and portfolio lending and also may be used to provide funds to any member "community financial institution" for loans to small business, small farms and small agribusiness.

      Since January 2, 2001, the FHLBs have issued debt securities through the Office of Finance as their agent. Prior to that date, the FHLBs obligations were issued by the Office of Finance as the agent of the Federal Housing Finance Board. FHLBs debt securities include discount notes, bonds with fixed rates and fixed maturities, callable bonds, putable bonds, variable rate bonds and global bonds. Discount notes generally have maturities raging from 1 to 360 days and bonds generally have maturities ranging from 1 year to 10 years, but the bonds are not subject to any statutory or regulatory limits on maturity. These securities are sold through a dealer network or as direct placements. These securities are joint and several obligations of the twelve FHLBs and are backed solely by the resources of the FHLBs. As of April 24, 2009, all long-term debt securities issued by the Federal Home Loan Bank system carried "AAA" ratings from S&P and "Aaa" ratings from Moody's. Each FHLB is required to operate in such a manner and to take whatever actions are necessary to ensure that the FHLBs' debt securities receive and maintain the highest credit rating from any nationally recognized statistical rating organization that currently rates such securities. FHLBs debt securities are not obligations of the United States and are not guaranteed by the United States.

      Each of the twelve regional FHLBs is an instrumentality of the United States organized under the authority of the Federal Home Loan Bank Act of 1932, as amended. Each is a privately capitalized, separate corporate entity and has its own management, employees and board of directors. Each FHLB is a cooperative in that only member institutions own the capital stock of the FHLB and receive dividends on their investment. Each FHLB conducts business almost exclusively with member institutions and the majority of directors of each FHLB is elected by and from its membership. Additional information about the FHLBs can be found in the FHLBs' Combined Financial Report and on its website at www.fhlbanks.com or at www.fhfa.gov.


   3. Commercial Mortgage-Backed Securities

      CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans which amortize over their terms and the properties securing the mortgage loans which back the CMBS may also be subject to subordinate debt and/or mezzanine debt. As with the bulk of the HIT's current housing-related investments, principal and interest payments from the underlying mortgage loans are passed through from the borrowers to the holders of the CMBS by the servicer. Typically, a CMBS transaction contains several different classes or "tranches" with varying exposure to default, prepayment and interest rate risk. A CMBS issue is often structured by "credit-tranching," i.e., creating bonds with ratings from AAA to unrated by the use of subordination. Each CMBS tranche typically receives an interest payment with principal distributed in a sequential manner beginning with the highest rated tranche. Typically, all principal and prepayments are first allocated to the current amortizing tranche, and when that tranche is paid off, principal and prepayments flow to the next tranche in a "waterfall." In credit-tranched CMBS issues, the loss and paydown tranches are typically reversed, and the highest rated classes are therefore the last to be affected by losses and usually the first to receive the early payment of principal.

Mortgage Securities Supported By More Than One Form of Credit Enhancement

      The HIT may also invest in construction and/or permanent loans or securities or obligations backed by construction and/or permanent loans or interests in such loans, securities and obligations which are supported by any combination of two or more of the types of credit enhancement which must support Mortgage Securities in which the HIT is otherwise authorized to invest, as described above, as long as all of the principal component of such loans, or securities or obligations backed by such loans or interests therein are fully collateralized by one or more of such types of credit enhancement. The multiple forms of credit enhancement may be combined either concurrently or sequentially.

Pre-Construction Commitments

      The HIT may enter into pre-construction commitments to provide permanent financing upon satisfactory completion of a specified project. Such commitments, commonly known as permanent financing or take-out commitments, are often a precondition to the ability of a developer to obtain a construction loan. The HIT may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of HIT income. In contrast to a company hoping to earn a standby commitment fee without investment, the HIT will make permanent financing commitments with the purpose and ability to acquire the Mortgage Security.

      Because complete funding of construction and permanent mortgage loans requires up to three years after making a financing commitment, the HIT estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Securities, dividend reinvestment and sales of additional Units to new or existing Participants. Loan commitments are made after considering reasonable projections of available funds. At times, the HIT's short-term cash balances may be less than its outstanding financing commitments. This commitment policy reduces the amount of assets the HIT would otherwise invest in lower yielding, short-term investments. The HIT maintains highly liquid government securities in a segregated account which, in addition to short-term liquid assets, and amounts projected to be available, is at least equal to outstanding financing commitments. If, however, a substantial amount of the funds projected to be available are not in fact received, the HIT would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

Forward Commitments

      The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed. For Mortgage Securities backed by multifamily projects to be built, the HIT typically agrees to a fixed interest rate and purchase price for Mortgage Securities delivered in the future. In periods of declining interest rates, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT.

      The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property. In addition, the HIT usually requires a good faith deposit, payable when commitments for Mortgage Securities related to multifamily projects are issued. The HIT retains the deposit if any such investment is not delivered to the HIT. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required.


Short-Term Investments


      The HIT will invest funds temporarily in liquid assets until they can be placed in Mortgage Securities meeting HIT investment objectives. Such liquid assets are limited by the Declaration of Trust to: United States Treasury issues; federal agency issues; commercial bank time certificates of deposit and savings bank deposits in banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance Fund); savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guaranties payment thereof); commercial paper rated as category A-1 or P-1 by S&P or Moody's; collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single family homes or FHA-insured multifamily projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the HIT.

      The HIT also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues. Investments in other registered investment companies are restricted as follows:

      (a) Such securities acquired by the HIT shall not exceed 3% of the total outstanding voting stock of any investment company;

      (b) The total value of such securities acquired by the HIT in any one investment company shall not exceed 5% of the HIT's assets; and

      (c) The total value of such securities acquired by the HIT in all investment companies shall not exceed 10% of the HIT's assets.

Total Return Swap Agreements in Connection with Tax-Exempt Bonds


      The HIT is permitted to sell its investments in tax-exempt bonds to a counterparty and simultaneously enter into a Total Return Swap contract ("TRS Contract") under which the HIT retains the mark-to-market risk of the bonds and agrees to pay a variable interest rate in exchange for interest payments equal to the bond coupon. The HIT may only enter into such TRS Contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations. A TRS Contract is a contract in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of a reference asset (in this case a tax-exempt bond backed by a mortgage securing a multifamily property), which includes both the income it generates and gains or losses related to price change of the bonds. The total notional value of the tax-exempt bonds involved in such TRS Contracts that are outstanding from time to time may not exceed 10% of the value of all the HIT's assets. The HIT will segregate liquid assets with its custodian or otherwise cover its current obligations under TRS Contracts in accordance with current regulations and policies applicable to the HIT.


Retention of Technical Consultants

      The majority of the construction and permanent mortgage loans and mortgage-backed securities in which the HIT invests have been underwritten to meet the requirements of HUD, Fannie Mae or Freddie Mac, or have been underwritten by state or local housing finance authorities based on specified qualifying loan to value standards. In evaluating certain investments, however, the HIT may retain consultants to provide site inspections, appraisal reviews, environmental analyses, property management reviews and such other statistical and factual information as the HIT may deem useful to its evaluation and investment decision-making. Such consultants may provide such analysis on a case-by-case basis and only with respect to occasional transactions in specific proposals. Any such consultants are compensated either on an hourly basis or at a set fee for evaluating each specific proposal.

Portfolio Turnover


      The portfolio turnover rate decreased from 42.1% in 2007 to 23.8% in 2008. Turnover is mainly driven by the rate of prepayments in mortgage securities and the HIT's active management of the portfolio's interest rate and spread risks relative to the HIT's benchmark.


Proxy Voting


      The HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, 2008 the HIT held no voting securities in its portfolio. The HIT will report this information in its filing with the SEC on Form N-PX.

      The HIT's proxy voting report on Form N-PX for the twelve-month period ended June 30, 2008 is available on the SEC's website at http://www.sec.gov. Participants may also obtain a copy of the HIT's report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.


Disclosure of Portfolio Holdings


      The HIT may provide disclosure with respect to the HIT's portfolio securities, upon request, to its Participants, their advisers or consultants, and to certain consultants and third-party service providers engaged by the HIT. The HIT may also, from time to time, provide disclosure about its portfolio securities to prospective investors. In accordance with HIT policies and procedures, all such disclosures are subject to the requirement that such information be kept confidential and are subject to a prohibition on trading or other misappropriation of the information. Information is normally made available within thirty (30) days of the most recent month-end. No compensation or other consideration is received by the HIT or any other party in connection with the disclosure of information about portfolio securities. Disclosure of the HIT's portfolio securities to any party must be pre-approved by an officer of the HIT and the HIT's legal department and notice must be given to the HIT's Chief Compliance Officer. This clearance process is designed to insure that the disclosure of any information about portfolio securities is in the best interests of the Participants and has been approved by the Board of Trustees. Pursuant to the HIT's Declaration of Trust and By-Laws, the Board of Trustees has delegated authority to the officers of the HIT to manage the business of the HIT, which includes disclosure about portfolio securities. Senior HIT management has determined that due to the nature of the HIT's portfolio holdings, there is no material risk that the disclosure of such holdings would lead to front-running or other predatory trading practices (such as trading ahead) that could adversely impact the HIT's performance. In addition, senior HIT management has determined that because the HIT values its portfolio monthly, and permits purchases and redemptions only on a monthly basis, there is no material risk that an investor could engage in market timing to the detriment of other HIT participants. The HIT's custodian is not authorized to disclose the HIT's portfolio securities to any person.


      The HIT has informal ongoing arrangements with certain Participants to provide disclosure of portfolio securities each month. This disclosure is subject to the same procedures and limitations as described above and is provided at the same time it is made available to all Participants.


Other HIT Policies


      The HIT is a Title II non-supervised mortgagee and is eligible under applicable FHA regulations to originate and service multifamily mortgages nationwide. Were HIT to originate loans under this authority, it might also invest in the multifamily mortgage loans it originates. If it is feasible and profitable, the HIT may directly service some of the permanent loans in which it invests. Generally, however, the Mortgage Securities in which the HIT proposes to invest, whether or not they are originated by the HIT, will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as commercial banks, located throughout the United States. Such institutions are generally compensated for their services at rates that vary from 0.05% to 0.75% per annum, calculated monthly, on the then current outstanding principal balance in the case of permanent first mortgage loans, and at rates of 0.125% to 0.25% per annum or more of the outstanding balance in the case of construction loans.

      The HIT is authorized to invest in Mortgage Securities backed by projects anywhere in the United States. The HIT will invest only in Mortgage Securities which provide yields competitive with those then generally prevailing in the market taking into consideration all factors relevant to an appropriate evaluation of risk and return and the overall objectives of the HIT. Among Mortgage Securities of comparable yield, the HIT will, if possible, invest in projects in geographic areas in which Participants or their members are located.


      As a risk mitigation strategy, the HIT will from time to time buy or sell Mortgage Securities and Other Securities in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of portfolio diversification.
Moreover, the HIT remains free to dispose of Mortgage Securities and Other Securities at any time to meet objectives of the HIT, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the HIT may temporarily invest are subject to a very high turnover rate. Fees associated with the purchase, sale or redemption of such liquid assets are nominal. To the extent the HIT invests overnight cash through its custodian, it must pay fees equal to 0.18% of assets invested.

      The HIT's Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting in a concentration of investments in the real estate industry. For purposes of the Investment Company Act, "concentration" means more than 25% of asset value in any one industry.

Investment Restrictions

      The HIT has adopted the restrictions listed below as fundamental policies. Under the Investment Company Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the HIT's outstanding Units.

      The HIT will not:

      (a) concentrate its investments in any industry except the real estate industry as set forth above;

      (b) permit less than 55% of the mortgages and mortgage-backed securities acquired by the HIT or backing Mortgage Securities acquired by the HIT to be federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest or in cash or short-term investments including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance ("Short-Term Investments");

      (c) originate or purchase any Mortgage Security secured by a project involving new construction or rehabilitation unless the buildings, structures or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by 100% union labor;

      (d) issue senior securities, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority;

      (e) borrow money, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority, provided that not more than 50% of the HIT's assets will be used as security for such borrowings;

      (f)   sell any securities short;

      (g)   write put and call options;

      (h) underwrite the securities of other issuers, except that the HIT may resell to other financing institutions all or a portion of the Mortgage Securities acquired by the HIT in transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act");

      (i) purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the HIT;

      (j)   purchase or sell commodities or commodities futures contracts;

      (k) lend any assets of the HIT except as permitted (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff; or other authority; or

      (l) invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by HIT.

      One effect of the restriction described in clause (l) above is to prohibit the HIT from investing more than 15% of its assets in investments that do not satisfy the liquidity requirement described in the clause even though they may otherwise be permitted under the Declaration of Trust.

Risk Factors

      The primary risks in investing in Units of the HIT are summarized in the Prospectus under the caption "RISKS OF INVESTING IN THE HIT." The following section contains a fuller discussion of the risks associated with investing in Units of the HIT.


      General Risk

      The value of securities owned by the HIT may go up or down, sometimes rapidly or unpredictably. If the value of securities owned by the HIT falls, the value of your investment in the HIT will decline. The value of securities held by the HIT may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates or adverse investor sentiment. The ongoing global financial crisis has caused a significant decline in the value and liquidity of many securities, and the continuation or further deterioration of market conditions may lead to additional losses of value and liquidity.

Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Certain of these general risks are discussed in more detail in the more specific categories below.

   1. Fluctuating Interest Rates


      The market value of the HIT's investments and the resulting net asset value of the HIT portfolio will fluctuate with short-term changes in market interest rates. Generally, when market interest rates rise, the net asset value of the HIT will decline; Participants who redeem Units in such circumstances will suffer the resulting loss in value of HIT assets. Conversely, in certain periods of declining interest rates, investments held by the HIT will increase in market value but Mortgage Securities or CMBS may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized.

      Scheduled payments of principal and any prepayments will be reinvested at prevailing interest rates, which may be less than the rate of interest for the investments on which such payments are made. In addition, to the extent the HIT purchases investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the HIT and, in the event of complete prepayment, the HIT would be unable to recover or recoup the premium.


   2. Redemption


      Although registered investment companies generally must value their assets and accept redemption requests daily, the HIT is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. Effective October 1, 1987, the Board of Trustees authorized investments and redemptions on a monthly basis instead of a quarterly basis.


      For the fiscal year ended December 31, 2008, total redemptions came to $431.1 million, or 12% of the HIT's average net assets. Frequent redemptions may interfere with the efficient management of the HIT's portfolio, increase portfolio transaction costs and have a negative effect on the HIT's long-term Participants. Recent market conditions have prompted increased redemptions by investors, including Participants in the HIT. If these market conditions continue or get worse, the HIT may experience more frequent redemptions. To ensure that it will be able to meet all redemption requests in a timely manner, the HIT will not invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by HIT (see "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Investment Restrictions" above).


   3. Limited Resale Market for Certain Types of Investments


      Mortgage Securities which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists. Prices for these investments are often publicly quoted. If federal assistance to Fannie Mae or Freddie Mac is ended at a time when they do not generate enough income to pay all of their obligations or if federal assistance is insufficient to satisfy all of guaranty obligations of Fannie Mae and Freddie Mac, the liquidity of their Mortgage Securities would be adversely affected. There is no similar secondary market for Mortgage Securities which are not federally insured or guaranteed or which are not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. A number of factors constrain the marketability of Mortgage Securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. These include the fact that many of these investments are structured in a "one-off," rather than standardized, manner because they are tailored to the specific needs of the project to be financed. Since these investments are tailored in such a fashion, published quotes do not exist and potential purchasers must be contacted individually. Administrative loan servicing requirements and costs and other factors restrict the resale market for single family mortgage loans to some extent. The large denominations of Mortgage Securities for multifamily projects and intermediate care facilities, assisted living facilities and nursing homes restrict the number of buyers interested in them. In the case of any long-term Mortgage Security, the market is apt to be more limited than for Mortgage Securities of shorter maturity. Required liquidation of long-term Mortgage Securities in an unfavorable market could result in significant losses from face value.

      The market for construction period Mortgage Securities is affected by the uncertainties inherent in building construction. If a Mortgage Security is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project. These and other factors may cause delays in the event a decision is made to sell construction period Mortgage Securities.


      4.    Defaults on Loans

      Defaults on loans can occur for a variety of reasons, including those described below under the caption "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Factors -- 7. Real Estate-Related Risks." Such defaults have become relatively more likely under recent economic conditions. The HIT may experience certain losses in the event of default on the loans, which directly or indirectly back the HIT's investments. To a limited extent, this is true even for federally insured or guaranteed loans. Losses on federally insured or guaranteed loans can occur as a result of: (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving an insurance settlement; (ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement; (iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash; (iv) possible offsets of insurance proceeds against amounts held by the HIT or mortgage banker; (v) loss of certain interest payments upon default that are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; (vii) errors or omissions by the mortgage banker or fraud or material misstatements by a borrower which result in a reduction in the insurance proceeds, including in cases where the HIT has acted as an originator; and (viii) other reasons.


      For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA's maximum loss exposure under its guaranty. If this were to occur, the HIT would bear the portion of the loss not covered by VA's guaranty.

      The HIT may invest in certain loans or securities which in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured obligations. These investments may consist of (i) federal government- related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest) and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Contingent Interest Mortgage Loans" and "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Early Repayment Loans" above.

      Contingent interest obligations in excess of principal and base interest are not secured by the mortgage loan, by any government insurance or guaranty or by any obligation or guaranty of Fannie Mae or Freddie Mac. Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government's insurance or guaranty, or against Fannie Mae or Freddie Mac's obligation or guaranty, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate. In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties. There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be due. The HIT expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

      State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt. Although the HIT does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest. To address this risk, in circumstances where the HIT invests in contingent interest mortgage loans, the HIT intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the HIT against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.

      If the HIT obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to any payments due, because rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the first priority lien holder. However, in the majority of these cases, the HIT will be the holder or beneficiary of the first priority lien.

      The HIT's ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate. The economic performance of a project may be affected by a number of factors, including but not limited to, occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

      With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guaranty. It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage. Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the HIT would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. If the HIT has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the HIT would be able, subject to compliance with certain conditions, to foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage. However, even if the HIT obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the holder of the first mortgage. The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed. In such event, a loss could be incurred because the HIT would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated maturity date.


      In addition, not all loans or mortgage-related assets in which the HIT may invest are federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac. Mortgage Securities which are not so insured or guaranteed and CMBS will be subject to all the risks inherent in investing in real estate. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors -- 7. Real Estate-Related Risks" below.


      5.    Ratings


      There can be no assurance that a rating that exists when a HIT investment is made will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in the rating or withdrawal of the rating may signify an increase in the risk of default on the related investment and would be likely to result in a reduction in the value of the investment. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment. Recent markets events have caused some to question the extent to which one can rely on ratings.


      6.    Lack of Diversification


        The Investment Company Act defines a "diversified company" as an investment company that maintains at least 75% of the value of its assets in, among other investments, securities of any one issuer limited to an amount not greater in value than 5% of the value of the company's assets. In this connection, the Declaration of Trust does not specify the proportion of the HIT's assets that may be committed to a single Mortgage Security or Mortgage Securities issued, insured or guaranteed by any firm or entity. The HIT plans to follow a policy of investing no more than 15% of its assets in any single Mortgage Security as of the time of investment. Given the foregoing definition of a diversified company, the HIT's ability to invest up to 15% of its assets in a single Mortgage Security under this policy may from time to time result in the HIT's portfolio shifting from non-diversified to diversified and back again, without prior investor approval. This shift is contrary to Section 13(a)(1) of the Investment Company Act, absent prior security holder approval. However, the HIT has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the HIT to conduct its investment practices as described above. To the extent the HIT operates as a non-diversified company, the risk of loss on its investments will be increased. See "HISTORY - EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT" in this Statement of Additional Information above.

      7.    Real Estate-Related Risks

      The HIT is required to invest  primarily in Mortgage  Securities  that are
(i) federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac, or (ii) backed by securities, obligations or loans which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac. In addition, almost all of the HIT's other Mortgage Securities have some form of credit enhancement to protect against losses in the event of a default. However, to the extent that a Mortgage Security does not have credit enhancement or if Fannie Mae, Freddie Mac, a state or local government entity or private entity which provides credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan or in certain cases where the HIT acts as an originator, the HIT would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security. Current economic difficulties in the real estate market and in the equity and debt capital markets have increased these risks. Some of these risks are described below.


      (a) Construction Risks. The construction period is an extremely risky phase of any project development for a variety of reasons. For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy. In addition, the construction period may be subject to unforeseeable delays and difficulties that may adversely affect the project and the related construction loan.

            The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses. During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities. Such statutory and regulatory requirements (and any changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans. For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property. Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

            Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services, construction or labor disputes, delays in construction caused by adverse weather, casualty and other factors, poor management, delays, unanticipated costs and difficulties in obtaining lease-up of a project and other unforeseen occurrences. Such cost overruns and delays may adversely affect the developer's ability to complete the construction of a project, as well as the economic viability of a project.

            Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs. In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan.

            There is no assurance that a borrower will be able to complete the construction or lease-up of a project as required. Delays may result from a variety of causes, including, without limitation, the factors discussed above, despite the developer's contractual obligations as to completion and lease-up. Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the HIT is providing only construction financing) or other financial assistance for the project.

            Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable. In the event that any of the foregoing or other difficulties occur during the construction period, a borrower may not repay all amounts advanced under or with respect to a construction loan on a timely basis.


      (b) Risks Affecting the Operation of Projects and Repayment of Permanent Loans. A borrower's ability to make required payments on any mortgage loan after the completion of construction of a project will be affected by a variety of factors. These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy, sound management of the project, timely receipt of rental income, increases in rents to cover increases in operating expenses (including taxes, utility rates and maintenance costs), and the costs of required repairs resulting from reasonable wear and tear and casualties and changes in applicable laws and governmental regulations. In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, high unemployment rates, rent controls and profit controls. There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related mortgage loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related mortgage loan is likely to occur.


      (c) Environmental and Litigation Risks. Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage. In addition, under federal environmental law and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale, may be liable for the costs of cleaning up a contaminated site. Such costs could be substantial. The imposition of such costs on a project owner may adversely affect such owner's ability to pay the debt service on a mortgage loan. It is unclear whether such costs would be imposed on a secured lender such as the HIT or any secured lender acting on behalf of the HIT in the event that the secured lender did not actually acquire title to the project. In the event that title to a project securing a mortgage loan was acquired by the HIT or any lender acting on behalf of the HIT and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the HIT as a secured lender or any secured lender acting on behalf of the HIT even if the HIT or such other lender did not acquire title to the project), the HIT could realize a loss.

            Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project. A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations. Litigation arising from such disputes could be resolved adversely to the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan.


      (d) Foreclosure Risks. In those limited instances in which the HIT invests directly in mortgage loans rather than in Mortgage Securities backed by mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a "cramdown" by a bankruptcy court. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up and selling expenses may be less than the HIT's investment. Recent economic conditions have caused a relatively large increase in the number of foreclosures.


            In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.


      8.    Defaults on Credit-Enhanced Bridge Loans

      If the issuer of any letter of credit or other form of guaranty which secures a Credit-Enhanced Bridge Loan fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the risk that LIHTC or RTC investors may not make required payments on their obligations to the development owner as scheduled and also to certain real estate risks relating to the underlying development. LIHTC or RTC investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur, in which event, the HIT may not have any remedy. In addition, however, the LIHTC or RTC investors may not make the payments as a result of changes in the financial capacity of the LIHTC investors themselves. This may be more likely in light of recent economic conditions. In the event that the LIHTC or RTC investors do not make required payments, the HIT may be required to enforce the obligations of the LIHTC or RTC investors under their notes or other payment agreements with the development owner. Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting LIHTC or RTC investors' ownership interests. As the owner of such interests in the development owner, the HIT would be subject to the real estate risks that any development owner would face. Certain of these risks are described above under the caption "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- Risk Factors -- 7. Real Estate-Related Risks".


      9.    Risks of CMBS


      In general, the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, since payments and the timing of payments made in respect of the CMBS depend on payments received on and other recoveries with respect to the underlying mortgage loans. These risks reflect, among other things, the effects of local and other economic conditions on real estate markets, the ability of tenants to make rent payments, and the ability of a property to attract and retain tenants. Current economic difficulties in the real estate market and capital markets have increased these risks. See
"DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISK--Risk Factors--7. Real Estate-Related Risks" above. Certain types of commercial properties may also be subject to other risks in addition to those described in that section. CMBS are not insured or guaranteed by any government agency or instrumentality, by any private mortgage insurer or by any other firm or entity.


      10.   Risks of Total Return Swap Contracts


      Total Return Swap Contracts ("TRS Contracts") are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of TRS Contracts requires an understanding not only of the referenced asset and reference rate, but also of the contract itself, without the benefit of observing the performance of the contract under all possible market conditions. As a result, TRS Contracts may involve risks that are different from and may be greater than those of the underlying tax-exempt bonds, the other assets held by the HIT, or the HIT's market index. The risks of TRS contracts have increased due to recent economic conditions. Some of these risks are described below:


      a) Counterparty Risk. TRS Contracts are subject to the possibility that the counterparty may fail to make payments to the HIT or to otherwise fulfill its contractual obligations and that collateral proffered in the event of such default may be inadequate to make the HIT whole.

      b) Market and Convergence Risk. The HIT bears the risk that it will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in entering into TRS Contracts. In particular, the relationship between tax-exempt rates and taxable rates could move in a direction different from that expected by the HIT. Market forces could, among other things, cause the rate determining payments due to the HIT to decrease relative to the rate determining payments owed by the HIT. In addition, the HIT may lose money to the extent transaction costs associated with the TRS Contracts exceed the benefits obtained by entering into them.

      c) Liquidity Risk. TRS Contracts may also be subject to liquidity risk, which exists when a particular contract is difficult to purchase or sell or when it is not possible to enter into a TRS Contract or terminate a TRS Contract at an advantageous time or price. In addition, certain TRS Contracts may be subject to the HIT's limitation on investments in illiquid securities.

      d) Leverage Risk. TRS Contracts may effectively add leverage to the HIT's portfolio because, in addition to its total net assets, the HIT would be subject to investment exposure on the notional amount of the swap. Leverage risk may impact the HIT to the extent that losses taken on both a TRS Contract and the investments made with proceeds from the associated sale of the tax-exempt bonds could compound one another. A TRS Contract will not be considered to constitute the issuance of a "senior security," and will not be subject to the 300% percent asset coverage requirement otherwise applicable to borrowings by the HIT, if the HIT covers the transaction in accordance with SEC requirements.

      e) Payment Date and Valuation Risk. The HIT could bear temporary payment date risk related to TRS Contracts requiring payment streams on a schedule that fails to match up. The HIT may bear some additional risk of loss on TRS Contracts that require subjective valuations of gains or losses of the underlying bonds for purposes of calculating termination payments.

      11.   Risks of Forward Commitments

      As explained above, the HIT may invest in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed. In periods of declining interest rates or as a consequence of other market factors, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT. In general, the risks of investing in forward commitments reflect the risks of investing in other Mortgage Securities. However, the HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property. In addition, the HIT usually requires a good faith deposit, payable when commitments for Mortgage Securities related to multifamily projects are issued. The HIT retains the deposit if any such investment is not delivered to the HIT. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required. Finally, forward commitments may add leverage risk to the HIT's portfolio because the HIT would be subject to potential compound losses on any asset which it is committed to purchase and on the assets that it holds pending that purchase.


      12.   Risks related to Fannie Mae and Freddie Mac Investments.

      As of December 31, 2008, approximately 55% of the HIT's assets were issued or guaranteed by Fannie Mae or Freddie Mac. Market conditions which arose in 2008 and continue today adversely affected the ongoing ability of Fannie Mae and Freddie Mac to operate their businesses. The Housing and Economic Recovery Act of 2008 contains provisions effective through 2009 which are intended to stabilize and support Fannie Mae and Freddie Mac and the federal government has recently authorized additional funds for this effort. However, there can be no assurance that the federal government will continue to provide assistance to Fannie Mae and Freddie Mac or that it will provide enough assistance to support all of the guaranty obligations of Fannie Mae and Freddie Mac.

      In September 2008, the federal government took Fannie Mae and Freddie Mac into conservatorship. As conservator, the Federal Housing Finance Agency ("FHFA") has the authority to transfer any of Fannie Mae's or Freddie Mac's assets or liabilities, including their guaranties, without the approval of any other party, including any holder of Mortgage Securities guaranteed by Fannie Mae or Freddie Mac. To date, the FHFA has not publicly announced any intention to transfer any of Fannie Mae's or Freddie Mac's guaranties to any other party. In addition, under existing legislation, FHFA must place Fannie Mae or Freddie Mac into receivership if FHFA's director determines that either entity's assets are, and for a period of 60 days have been, less than its obligations or that either entity is unable to pay its debts and has been unable to do so for a period of 60 days. The director of FHFA may also place either Fannie Mae or Freddie Mac into receivership for other reasons.

      If FHFA were to become either entity's receiver it could exercise certain powers that could adversely affect the holders of Mortgage Securities guaranteed by such entity. These include the right to repudiate contracts and transfer guaranty obligations. As receiver, FHFA could repudiate any contract entered into by Fannie Mae or Freddie Mac, as applicable, prior to the commencement of the receivership if FHFA determines, in its sole discretion, that performance of the contract would be burdensome and that repudiation of the contract would promote the orderly administration of the obligations of Fannie Mae or Freddie Mac, as applicable. If any guaranty obligation were repudiated, the applicable receivership estate would be liable for certain damages under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Regulatory Reform Act"). Any such liability could be satisfied only to the extent that the assets of Fannie Mae or Freddie Mac, as applicable, for that purpose. If the guaranty obligations were repudiated, the holders of the related Mortgage Securities would receive from the trust under which the Mortgage Securities were issued only the amounts paid on the underlying mortgage loans. As a result, the holders of such Mortgage Securities would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value, performance and liquidity of the investments. For a description of these potential risks, see "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--Risk Facts--7. Real Estate-Related Risks" above.

      Fannie Mae and Freddie Mac have indicated that as receiver, in certain circumstances the FHFA would also have the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac to another party without any approval, assignment or consent from that entity or any other party. If FHFA, as receiver, were to make such a transfer, the holders of the Mortgage Securities guaranteed by Fannie Mae or Freddie Mac, as applicable, would have to rely on the transferee for the satisfaction of the guaranty obligations and would be exposed to the credit risk of the transferee. Any such transfer may also have a material adverse impact on the value, performance and liquidity of the affected Mortgage Securities.

      Fannie Mae and Freddie Mac have indicated that as receiver, during a receivership of Fannie Mae or Freddie Mac, in certain circumstances the holders of Mortgage Securities guaranteed by such entity may not be able to enforce rights under the trust documents pursuant to which the Mortgage Securities were issued against FHFA or enforcement of such rights may be delayed.

      If Fannie Mae or Freddie Mac were placed into receivership and do not or cannot fulfill their respective guaranty to the holders of the Mortgage Securities they guaranteed, the holders could become unsecured creditors of Fannie Mae or Freddie Mac, as applicable, with respect to claims made under the guaranty.

      As of December 31, 2008, approximately 31% of the HIT's Mortgage Securities guaranteed by Fannie Mae or Freddie Mac were backed by single family loans. Fannie Mae and Freddie Mac are currently operating certain mortgage refinance, modification and loss mitigation programs with funds from federally sponsored programs for distressed single family borrowers. Fannie Mae and Freddie Mac may provide financial incentives to loan servicers and borrowers who participate in certain of these programs. These programs may result in higher than expected rates of repurchase of the loans backing these Mortgage Securities by the mortgage originators or servicers, which would have the same effect as if the mortgage loans had been prepaid more quickly than anticipated. However, certain other existing market conditions, such as shrinking credit availability, tighter underwriting requirements and declining home values, may reduce the likelihood of prepayment on Mortgage Securities backed by single family loans.


MANAGEMENT OF THE HIT


      The HIT is a common law trust organized under the laws of the District of Columbia pursuant to the Declaration of Trust. Under the terms of the
Declaration of Trust, the Board of Trustees of the HIT has overall responsibility for the management and policies of the HIT. The Board of Trustees currently maintains four committees: the Executive Committee, the Audit Committee, the Nominating Committee and the Committee of the Whole.

      The Executive Committee is currently composed of Chairman Richard Ravitch, who serves as chairman of the Committee, Management Trustee Tony Stanley and Union Trustee John Sweeney. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.

      The Audit Committee monitors the accounting practices and performance of the HIT's management and independent registered public accounting firm. The Committee is composed of Management Trustee Stephen Frank (designated Audit Committee Financial Expert), Management Trustee Marlyn Spear (designated Audit
Committee Financial Expert), Union Trustee Richard Trumka, Management Trustee George Latimer and Management Trustee Tony Stanley. The Audit Committee operates under a written charter adopted by the Board of Trustees. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of HIT management.

      The Nominating Committee was formally constituted in April 2004. It is currently composed of Chairman Richard Ravitch, Management Trustee Tony Stanley and Union Trustee John Sweeney. The Nominating Committee recommends candidates for election to the Board of Trustees. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, all members of which are disinterested, to set a record date by which Participants may submit matters for consideration by the Participants at the annual meeting, including recommendations for trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

      The Committee of the Whole monitors the HIT's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the HIT. This Committee is currently composed of all of the Trustees.


      No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to executive officers.


      The Board of Trustees met three times during the HIT's fiscal year ended December 31, 2008. The Audit Committee met two times, the Nominating Committee met one time and the Executive Committee met two times during the HIT's fiscal year ended December 31, 2008.

      The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT's day-to -day administration. The Portfolio Management Group staff, assisted by the Portfolio Management Committee, manages the portfolio to maintain a risk profile comparable to the benchmark index. The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT staff to ensure that they meet the risk and return requirements of the HIT. The Portfolio Management and Investment Committees are comprised of senior HIT staff. The Executive Committee of the Board of Trustees reviews and approves any proposed single investment or transaction that would exceed $50 million.

TRUSTEES OF THE HIT

      The current Trustees of the HIT and their principal occupations are as follows:

                                                                                                      Other
                                            Term of Office                                            Directorships
                            Position Held   and Length of       Principal Occupation/Business         Held by
Name, Age, Address          with the HIT    Time Served         Experience During Past 5 Years*       Trustee**
-----------------------------------------------------------------------------------------------------------------------
Richard Ravitch             Chairman        Service Commenced   Principal, Ravitch Rice & Co. LLC;    None
610 5th Avenue                              1991, Term          Director, Parsons, Brinckerhoff
Suite 420                                   expires 2009        Inc.; formerly Co-Chair, Millennial
New York, NY 10020                                              Housing Commission; President and
Age 75                                                          Chief Executive Officer, Player
                                                                Relations Committee of Major League
                                                                Baseball.

Mark Ayers                  Union           Service             President, Building and               None
815 16th Street, N.W.       Trustee         Commenced           Construction Trades Department,
Suite 600                                   March 2008,         AFL-CIO; formerly Director, IBEW
Washington, D.C.                            Term Expires        Construction & Maintenance Division.
20006                                       2009
Age 59

Arlene Holt Baker           Union Trustee   Service Commenced   Executive Vice President,             None
815 16th Street, N.W.                       March 2008          AFL-CIO; formerly President, Voices
Washington, D.C.  20006                     Term Expires        for Working Families and Executive
Age 57                                      2011                Assistant to the President, AFL-CIO.

John J. Flynn               Union Trustee   Service Commenced   President, International Union of     None
1776 Eye Street, N.W.                       May 2000,           Bricklayers and Allied Craftworkers
Washington, D.C.  20006                     Term Expires        (BAC).
Age 74                                      2009

Frank Hurt                  Union Trustee   Service Commenced   International President, Bakery,      None
10401 Connecticut Avenue                    March 1993,         Confectionery & Tobacco Workers and
Kensington, MD  20895                       Term Expires        Grain Millers International Union.
Age 69                                      2010


----------
*None of the Trustees of the HIT are "interested persons" as defined in the Investment Company Act.

** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act.

                                                                                                      Other
                                            Term of Office                                            Directorships
                            Position Held   and Length of       Principal Occupation/Business         Held by
Name, Age, Address          with the HIT    Time Served         Experience During Past 5 Years*       Trustee**
-----------------------------------------------------------------------------------------------------------------------
Lindell Lee                 Union           Service Commenced   International Secretary-Treasurer,    None
900 7th Street, N.W.        Trustee         September 2008,     International Brotherhood of
Washington, D.C.                            Term Expires 2009   Electrical Workers; formerly
20001                                                           International Vice President, IBEW.
Age 66

John J. Sweeney             Union Trustee   Service Commenced   President, AFL-CIO.                   None
815 16th Street, N.W.                       April 1981,
Washington, D.C.  20006                     Term Expires
Age 74                                      2010

Richard L. Trumka           Union Trustee   Service Commenced   Secretary-Treasurer, AFL-CIO.         None
815 16th Street, N.W.                       December 1995,
Washington, D.C.  20006                     Term Expires
Age 59                                      2011

James A. Williams           Union           Service Commenced   General President, International      None
1750 New York Avenue, N.W.  Trustee         June 2005, Term     Union of Painters and Allied Trades
Washington, D.C.                            Expires 2011        of the United States and Canada;
20006                                                           formerly General
Age 58                                                          Secretary-Treasurer, IUPAT.

Stephen Frank               Management      Service Commenced   Retired; formerly Vice President      None
8584 Via Avellino           Trustee         May 2003,           and Chief Financial Officer, The
Lake Worth, FL 33467                        Term Expires        Small Business Funding Corporation.
Age 68                                      2009

George Latimer              Management      Service Commenced   Distinguished Visiting Professor of   Identix
1600 Grand Avenue           Trustee         May 1996,           Urban Land Studies, Macalester        Incorporated
St. Paul, MN  55105                         Term Expires        College; formerly, Director,
Age 73                                      2011                Special Actions Office, Department
                                                                of Housing and Urban Development.

Marlyn J. Spear, CFA        Management      Service Commenced   Chief Investment Officer, Building    Baird Funds,
500 Elm Grove Road          Trustee         March 1995,         Trades United Pension Trust Fund      Inc.
Elm Grove, WI  53122                        Term Expires        (Milwaukee and Vicinity).
Age 55                                      2009

Tony Stanley                Management      Service Commenced   Director, TransCon Builders, Inc.;    None
2221 Stonehaven Road        Trustee         December 1983,      formerly Executive Vice President,
Port St. Lucie, FL                          Term Expires        TransCon Builders, Inc.
34952                                       2010
Age 75

                                                                                                      Other
                                            Term of Office                                            Directorships
                            Position Held   and Length of       Principal Occupation/Business         Held by
Name, Age, Address          with the HIT    Time Served         Experience During Past 5 Years*       Trustee**
-----------------------------------------------------------------------------------------------------------------------
Jack Quinn                  Management      Service Commenced   President, Erie County Community      Kaiser Aluminum
700 13th Street, N.W.       Trustee         June 2005, Term     College; Formerly Member of           Corporation
Suite 400                                   Expires 2011        Congress, 27th District, New York.
Washington, D.C.
20005
Age 57

      Union Trustees Baker, Trumka and Williams and Management Trustees Latimer and Quinn are "Class I" Trustees, whose terms expire at the 2011 Annual Meeting of Participants. Union Trustees Ayers, Flynn and Lee, and Management Trustees Frank and Spear are "Class II" Trustees whose terms expire at the 2009 Annual Meeting of Participants. Union Trustees Hurt and Sweeney, and Management Trustee Stanley are "Class III" Trustees whose terms expire at the 2010 Annual Meeting of Participants. Trustee Ravitch is the Chairman (a non-classified trustee) with a one-year term expiring at the 2009 Annual Meeting of Participants.


EXECUTIVE OFFICERS


      The Executive Officers of the HIT are located at 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037. The Executive Officers of the HIT are elected annually by the Board of Trustees to one-year terms that begin on January 1 and expire on December 31, or until their respective successors are appointed and qualify. No Executive Officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the HIT are as follows:

                                                   Length of
                        Current Position with      Time Served
Name & Age              the HIT                    with the HIT      Previous Principal Occupations over Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Stephen F. Coyle        Chief Executive Officer    Service           Chief Executive Officer since 1992, AFL-CIO
   Age 63                                          Commenced         Housing Investment Trust.
                                                   February 1992

Helen R. Kanovsky       Chief Operating Officer    Served from       Executive Vice President - Finance and
   Age 58               since January 2002 and     January 1995      Administration from 1999-2001, AFL-CIO Housing
                        General Counsel since      through January   Investment Trust; Chief of Staff from 1998-1999
                        October 2008               1998;  Service    for U.S. Senator John F. Kerry; General Counsel
                                                   Recommenced       from 2008-2009 and 1995-1998, AFL-CIO Housing
                                                   August 1999       Investment Trust.

Erica Khatchadourian    Chief Financial Officer    Service           Controller in 2001, and Chief of Staff and
   Age 41               (position formerly         Commenced April   Director of Operations from 1997-2000, AFL-CIO
                        titled Executive Vice      1993              Housing Investment Trust.
                        President - Finance and
                        Administration) since
                        2001

Chang Suh               Executive Vice             Service           Assistant Portfolio Manager from 2001-2003;
   Age 38               President/Chief            Commenced April   Senior Portfolio Analyst from 1998-2001, AFL-CIO
                        Portfolio Manager since    1998              Housing Investment Trust.
                        March 2003

                                                   Length of
                        Current Position with      Time Served
Name & Age              the HIT                    with the HIT      Previous Principal Occupations over Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Christopher Kaiser      Deputy General Counsel     Service           Associate General Counsel 2007-2008, AFL-CIO
   Age 44               since October 2008 and     Commenced         Housing Investment Trust; Branch Chief, 2003 -
                        Chief Compliance Officer   February 2007     2007 and Staff Attorney, 2001 - 2003, Division
                        since June 2007                              of Investment Management, Securities and
                                                                     Exchange Commission.

Stephanie Wiggins       Chief Investment Officer   Service           Director, Fannie Mae Production from 2000 -
   Age 43               - Multifamily Finance      Commenced         2001, AFL-CIO Housing Investment Trust;
                        since January 2001         November 2000     Director, Prudential Mortgage Capital Company;
                                                                     Vice President / Multifamily Transaction Manger,
                                                                     WMF Capital Corporation.

Harpreet Peleg          Controller since 2005      Service           Formerly Chief Financial Officer, AFL-CIO
   Age 35                                          Commenced March   Investment Trust Corporation; Supervisor - Gas
                                                   2005              Settlements, PG&E National Energy Group;
                                                                     Financial Analyst, Goldman Sachs


Information is accurate as of the date of this Statement of Additional Information.


2008 Compensation Table

      The following table sets forth the aggregate compensation from the HIT, including any previously deferred compensation, paid during the 2008 fiscal year to each of the three highest paid officers of the HIT and to all Trustees of the HIT. The HIT is a single, self-managed fund, and its staff as of December 31, 2008 included 53 employees. Therefore, in addition to those individuals identified in the table below, the HIT had 45 other employees who earned aggregate compensation exceeding $60,000 during the 2008 fiscal year.

                                                       Pension or
                                                       Retirement                            Total
                                 Aggregate             Benefits Accrued   Estimated Annual   Compensation
                                 Compensation From     as Part of HIT     Benefits Upon      From HIT Paid to
Name of Person, Position         HIT                   Expenses           Retirement(1)      Trustees
-------------------------------------------------------------------------------------------------------------
Stephen Coyle(2)                      $ 366,404           $ 182,588           Cannot be       Not applicable
  Chief Executive Officer                                                    determined

Chang Suh(3)                            337,257              52,500            $ 68,516       Not applicable
  Chief Portfolio Manager


----------
(1) The estimated annual benefits payable upon retirement to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service. See "THE RETIREMENT PLAN" below.


(2) Aggregate HIT Compensation includes $20,500 of deferred compensation in 2008 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of HIT Expenses includes $4,200 of matching funds paid into the 401(k) Plan and $178,388 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 2008 in lieu of participation in the Retirement Plan, including interest, is $1,623,773 and the total amount deferred under the 401(k) Plan through December 31, 2008, including interest and HIT matching, is $174,614.

(3) Aggregate HIT compensation includes $15,500 of deferred compensation in 2008 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh's behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $4,200 of matching funds paid into the 401(k) Plan and $48,300 contributed to the Retirement Plan in 2008 on Mr. Suh's behalf. The total amount deferred by Mr. Suh as of December 31, 2008 under the 401(k) Plan, including interest and HIT matching, is $131,174.

                                                       Pension or
                                                       Retirement                            Total
                                 Aggregate             Benefits Accrued   Estimated Annual   Compensation
                                 Compensation From     as Part of HIT     Benefits Upon      From HIT Paid to
Name of Person, Position         HIT                   Expenses           Retirement(1)      Trustees
-------------------------------------------------------------------------------------------------------------
Helen R. Kanovsky(1)                  300,556                50,568              83,274       Not applicable
  Chief Operating Officer

Richard Ravitch,                       10,000                    --                  --       $       10,000
  Chairman

Mark Ayers                                 --                    --                  --                   --
  Union Trustee

Arlene Holt Baker                          --                    --                  --                   --
  Union Trustee

John J. Flynn,                             --                    --                  --                   --
  Union Trustee

Stephen Frank                           2,500                    --                  --                2,500
  Management Trustee

Frank Hurt,                                --                    --                  --                   --
  Union Trustee

Lindell K. Lee                             --                    --                  --                   --
  Union Trustee

John Sweeney,                              --                    --                  --                   --
  Union Trustee

Richard Trumka,                            --                    --                  --                   --
  Union Trustee

James Williams,                            --                    --                  --                   --
  Union Trustee

George Latimer,                         2,500                    --                  --                2,500
  Management Trustee

Marlyn J. Spear,                        2,500                    --                  --                2,500
  Management Trustee

Tony Stanley,                           3,000                    --                  --                3,000
  Management Trustee

Jack Quinn,                               500                    --                  --                  500
  Management Trustee


      Prior to October 1, 1990, the HIT had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to


----------

(4) Aggregate HIT Compensation includes $19,680 of deferred compensation in 2008 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $4,200 of matching funds paid into the 401(k) Plan and $46,368 contributed to the Retirement Plan in 2008 on Ms. Kanovsky's behalf. The total amount deferred by Ms. Kanovsky as of December 31, 2008 under the 401(k) Plan, including interest and HIT matching, is $140,282.

October 1, 1990, a Personnel Contract was in effect between the HIT and the AFL-CIO, whereby the HIT reimbursed the AFL-CIO for the AFL-CIO's costs of employing personnel (other than the Chief Executive Officer) provided to HIT. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the HIT pursuant to the Personnel Contract. The HIT adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the HIT adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees, including its Chief Executive Officer.

THE RETIREMENT PLAN


      Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $230,000. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 21.00% of eligible employees' base salaries during the twelve months ended December 31, 2008. During 2008, the annual base salary for pension purposes of Ms. Kanovsky and Mr. Suh was $230,000 each.


      The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.


      The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00% of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

      Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Ms. Kanovsky has approximately 12 and Mr. Suh has approximately 11 credited years of service under the Retirement Plan.


                          Years of Service
Final Average Salary(1)   15(2)       20(2)       25(2)       30(3)       35(3)
-----------------------   ---------------------------------------------------------
       $ 100,000          $  45,000   $  60,000   $  75,000   $  77,500   $  80,000
         150,000             67,500      90,000     112,500     116,250     120,000
         230,000            103,500     138,000     172,500     178,250     184,000

THE 401(K) PLAN


      Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set


----------
(1) The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.


(2)   3.00% per year up to 25 years.

(3)   0.5% per year over 25 years.

aside up to 100% of his or her total compensation, up to a maximum of $16,500 in 2009 (or up to $22,000 for eligible employees over the age of 50). In 2009, the HIT is matching dollar-for-dollar the first $4,400 contributed. The amount set aside by an eligible employee and the amount of the HIT's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.


      When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the HIT contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

      If the employee continues to work for the HIT, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

      The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.


      The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2008 to the Executive Officers listed in the Compensation Table above, and the amounts deferred and paid as part of HIT expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2008, the distribution or unconditional vesting of which are not subject to future events.

                                                      Amount Deferred
                                                          from HIT
                                     Amount Paid or      Aggregate      Employer
Name of Individual                     Distributed      Compensation    Matching
----------------------------------   --------------   ---------------   --------
Stephen Coyle                        $            0   $        20,500   $  4,200

Helen R. Kanovsky                                 0            19,680      4,200

Chang Suh                                         0            15,500      4,200


CODE OF ETHICS


      The Board of Trustees of the HIT has adopted a Code of Ethics (the "Code") under Rule 17j-1 under the Investment Company Act for the HIT. The Code applies to the personal trading activities of "access persons" (generally, officers and employees of the HIT who participate in or have access to information respecting the HIT's purchase or sale of investments). The Code requires that access persons report their securities holdings and transactions to the HIT, and that such persons obtain pre-clearance from the HIT for certain transactions. The Code permits access persons to invest in securities, including, under certain circumstances, securities that may be purchased or held by the HIT. The Code is incorporated by reference as an exhibit to this Post-Effective Amendment to the HIT's registration statement and has been filed with the SEC.

PORTFOLIO MANAGER


      The HIT's portfolio is internally managed and has no external investment adviser. The Board of Trustees has determined that that the HIT's internalized management structure is in the best interest of the HIT and Participants. The member of the Portfolio Management Group primarily responsible for the day-to-day management of the HIT's portfolio is Chang Suh. Mr. Suh manages no other accounts and has no ownership interest in the HIT.

      As of December 31, 2008, the HIT's portfolio manager's compensation generally consisted of base salary. The portfolio manager's base salary is determined by the manager's experience and performance in the role. In addition, the portfolio manager is eligible to participate in the HIT's Retirement and 401(k) Plans (see "THE RETIREMENT PLAN" and "THE 401(K) PLAN" above), as well as the standard health and welfare benefits available to all HIT employees.


PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP


      As of March 31, 2008, the following Participant owned of record and is known by the HIT to own beneficially 5% or more of Units:

--------------------------------------------------------------------------------
              Participant                             Percentage of Units Owned
--------------------------------------------------------------------------------
Central Pension Fund of the IUOE and                            5.90%
Participating Employers
4115 Chesapeake St., N.W.
Washington, D.C. 20016
--------------------------------------------------------------------------------


      Individuals are not eligible to invest in the HIT, and the Trustees and officers, as a group, own no Units in the HIT.



SALES AND DISTRIBUTION ACTIVITIES


      The HIT's Marketing Division, operating out of the HIT offices in the District of Columbia, conducts, and manages the other HIT staff members who conduct sales and distribution activities for the HIT. Sales and distribution activities are directed to certain pension plans and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the HIT's offering of Units, and the ministerial and clerical work of effecting sales of Units. Expenses of sales and distribution of Units in this manner are paid by the HIT pursuant to a Plan for Distribution adopted by the Trustees and the Participants pursuant to SEC Rule 12b-1 under the Investment Company Act (the "Distribution Plan"). Sales and distribution expenses, including printing of the prospectus and travel costs, for the year ended December 31, 2008 were $305,578 which represents approximately 0.01% of the HIT's average net assets. At its June 2008 and March 2009 meetings, the Board of Trustees approved the use of up to $600,000 or 0.05 percent of the HIT's average monthly net assets on an annualized basis for the fiscal year, whichever is greater, under the HIT's Distribution Plan, from which non-material increases may be made by the Board. No material increase in the budget for the Distribution Plan will be made without Participant approval.

      Of the $305,578 of sales and distribution expenses incurred for the year ended December 31, 2008, the following amounts were expended on each of the categories listed below. All such amounts were paid in cash.

                                                                 Year Ended
                            Category                         December 31, 2008
        ------------------------------------------------    --------------------
        Printing and mailing of prospectuses to other
        than current security holders                       $                 0
        Compensation to sales personnel (salaries plus
        fringe benefits)                                                212,893
                                                            -------------------
        Other (includes travel and meeting expenses,
        office supplies, consulting fees and expenses
        and printing and mailing of sales literature)                    92,685
                                                           --------------------

        TOTAL                                              $            305,578
                                                           =====================

      No interested person of the HIT or any disinterested Trustee had any direct or indirect financial interest in the operation of the Distribution Plan or related agreements during the year ended December 31, 2008 with the possible exception of certain of the HIT's marketing staff who, if determined to be "interested persons" of the HIT, would have such an interest because part of their compensation is covered by the Plan.


PARTICIPANT UNITS

SECURITIES OFFERED

      Beneficial interests of the HIT are divided into Units representing equal portions of the HIT assets. Rights arising from ownership of Units are set forth in the Declaration of Trust. The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by Participants. However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the HIT that equitably belongs to any Participant (other than such part as is required to pay the expenses of the HIT) is to be used for any purpose other than the exclusive benefit of the investors. In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the HIT's outstanding Units.

      Each Unit carries the right to vote to elect Trustees, to ratify selection of the auditors for the HIT and to approve changes in investment policy. Each Unit entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in any liquidation of the HIT. No preemptive rights attach to Units; the HIT has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units.

      The majority of jurisdictions in the United States recognize a trust, such as the HIT, as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries of a trust, such as the Participants in the HIT, are not liable for the debts or other obligations of the trust. A few jurisdictions do not recognize so-called "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT, nevertheless, does not expect to exclude otherwise eligible investors in such jurisdictions from investing in Units.

      It is the practice of the HIT to require that every written contract that the HIT executes include a provision that states that the contract is not binding upon any of the Trustees, officers or Participants personally, but is solely an obligation of the HIT. In most jurisdictions, Participants will have no personal liability under any contract that contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT's assets and insurance were not adequate to satisfy the claims.

      Units are not transferable and are not assignable. No holder of a Unit has the authority to pledge the Unit as collateral for any loan. The HIT does not issue certificates to evidence ownership of Units. In lieu thereof, Units are issued and redeemed by book entry and without physical delivery of any securities.

      The HIT may be terminated at any time by the Trustees after notice in writing to all Participants. The Declaration of Trust may be amended or altered at any time by the Trustees.

ELIGIBLE PARTICIPANTS

      Only Labor Organizations and Eligible Pension Plans are eligible to own Units. Pursuant to the Declaration of Trust, a "Labor Organization" means an organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. Pursuant to the Declaration of Trust, an "Eligible Pension Plan" is defined as:

      (a)   a pension plan ("Pension Plan") constituting a qualified trust under
            Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

      (b)   a  governmental  plan  ("Governmental  Plan")  within the meaning of section 414(d) of the Code which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

      (c) a master trust holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization;

      (d) a pension or retirement program of a non-United States jurisdiction that is similar to a "governmental plan" as defined in Title 29,
            Section 1002(32) of the United States Code; or

      (e) a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.


PURCHASE AND REDEMPTION OF UNITS


      The price of Units is based on Net Asset Value or NAV. Net Asset Value for a particular purchase will be determined as of the Valuation Date following receipt of the purchase order by dividing the value of the HIT's investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date. See "VALUATION OF UNITS" below for a discussion of the valuation methods used by the HIT in determining its Net Asset Value.

      Whole or fractional Units may be purchased as of monthly Valuation Dates. A request for purchase of Units and the required payment for Units by check or wire transfer must be received by the HIT before the Valuation Date as of which they are to be issued. A minimum initial purchase of $50,000 is required. All purchase payments will be held in one or more short-term investments until the Valuation Date. A copy of the participation form that will be used to hold purchase payments is available upon request. There is no sales charge or commission payable in connection with the purchase of Units.

      For additional information about purchasing Units, please see "BUYING AND SELLING UNITS IN THE HIT -- PURCHASING UNITS" in the Prospectus.

BROKERAGE FEES

      The HIT handles all sales and redemptions of Units directly through its transfer agent, and as a result does not engage in any brokerage-related activities. Throughout the life of the HIT, it has had no relationships with brokers with respect to sale of Units and there have been no brokerage commissions, markups or markdowns on principal transactions. As such, no brokerage commissions were paid by the HIT over the past three years.

VALUATION OF UNITS

      The  price  of  Units is  based  on Net  Asset  Value  as of each  monthly
Valuation Date, which is determined by dividing the value of the HIT's investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

      The HIT, through its fund accountant, uses readily available independent market sources that provide the basis for the monthly valuation of the HIT's assets for which there are readily available market quotations. These values are checked for reasonableness by the HIT staff. The HIT's assets for which there are no readily available market quotations are valued at fair value determined in good faith under procedures approved by the Board of Trustees. The HIT has retained an independent firm to assist it in determining the fair value of such securities. This process, commonly referred to as "marking to market," ensures that the valuation of the assets in the HIT's portfolio accurately reflects the fair value of each investment, based on its unique characteristics. In accordance with the procedures adopted by the Board, the monthly third party valuation is reviewed by HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such HIT adjustments must be reviewed and approved by the independent valuation firm prior to incorporation into the Net Asset Value.


      The major bond markets in New York are typically closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


SHORT-TERM INVESTMENTS

      Investments that mature less than 60 days from the Valuation Date are valued at amortized cost which constitutes fair value under the procedures adopted by the Board of Trustees. Investments in instruments which mature more than 60 days from the Valuation Date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Investments in instruments maturing more than 60 days from the Valuation Date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

MORTGAGE SECURITIES AND OTHER SECURITIES

      Mortgage Securities, including securities backed by permanent mortgages and construction loans, participation certificates and other mortgage-backed obligations, and Other Securities are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed for each investment category. The market-based discount rate is composed of a risk-free yield (e.g., a United States Treasury Note), adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the investment being valued as adjusted for other market considerations. The value of Mortgage Securities backed by loans for which the HIT finances the construction and permanent mortgage is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan. For Mortgage Securities backed by construction-only loans, the outstanding principal balance of the underlying loan is used to approximate value, assuming no decline in credit quality.

STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES, PRIVATELY CREDIT-ENHANCED MORTGAGE SECURITIES, AND MORTGAGE LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF SUPPORT FROM A STATE OR LOCAL GOVERNMENT AND WHICH MEET SPECIFIED UNDERWRITING CRITERIA

      1. Public Ratings. Obligations which carry a public rating from one or more nationally recognized statistical rating organizations are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable quality, interest rates and maturities.


      2. No Public Rating with Recourse to Issuer and/or with Credit Enhancement. Obligations which do not carry a public rating but are with recourse to the issuer and/or have the benefit of credit enhancement from a private or public entity are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable yield and term to maturity and of a quality which, in the HIT's determination, is most nearly comparable to obligations in any one or more of the following categories:

      (a)   obligations  which  carry a  private  rating  upon  which the HIT is
            entitled  to  rely  shall  be  valued  against   securities   having
            comparable public or private ratings;

      (b) obligations which are guaranteed or otherwise secured by the general credit or moral obligation of a state or local government or an agency  or  instrumentality  thereof  shall  be  compared  to  other publicly sold obligations of the particular state or local government or agency or instrumentality thereof carrying comparable guaranties or security arrangements;

      (c) obligations with respect to which no other publicly sold obligations issued or guaranteed or otherwise secured by a particular state or local government or agency or instrumentality thereof are available (for purposes of determining comparable quality) will be valued as if they were comparable in quality to the lowest rated "investment grade" obligations of the particular issuer with respect to which comparable quotes are available, and if the only obligations of such issuer with respect to which comparable quotes are available are of a grade higher than the lowest rated investment grade, the HIT will make an appropriate discount from quotes on such obligations to reflect a reduction to the lowest rated investment grade;

      (d) obligations which have credit enhancement provided through a letter of credit, insurance or another form of guaranty provided by a private entity will be valued against other publicly sold obligations having comparable quality credit enhancement; or

      (e) obligations with respect to which no publicly sold securities of comparable quality are found in accordance with the foregoing guidelines will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

      The averaging of quotes from dealers may be supplemented by application of the following valuation criteria when, in the opinion of management, the application of such supplemental criteria is warranted or desirable:

      (a)   discounting of expected future cash flows;

      (b) assessing the nature of the issuer or the entity providing credit enhancement, as applicable, risks it is subject to, and historical patterns of revenue assessment and collection;

      (c) assessing tangible book value and financial condition of the issuer or the entity providing credit enhancement, as applicable; and/or

      (d) assessing revenue history of the issuer or the entity providing credit enhancement, as applicable.

      Obligations with respect to which a notice of redemption has been issued will be valued on the basis of their current market yield and yield to maturity, if the HIT has no reason to believe that payment on the obligations will not be made at the call date. Any obligations (i) which are in default or (ii) with respect to which one or more underlying assets are in default and there is no mortgage insurance or other credit enhancement available to assure full and timely payment will be valued by management based upon the particular facts and circumstances of the case.

      3. No Public Rating without Recourse to Issuer and without Credit Enhancement. Obligations which do not carry a public rating, are without recourse to the issuer, and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

      4. Mortgage Loans for Projects Which Have Evidence of Support From A State or Local Government and Which Meet Specified Underwriting Criteria. Obligations which do not carry a public rating and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

CONTINGENT INTEREST LOANS

      Contingent interest mortgage loans bear a base rate of interest at a rate below the market rate for non-contingent interest mortgage loans prevailing at the time the loan was made in return for the right to receive as additional interest a portion of (i) net operating or gross cash flow from operations, and/or (ii) proceeds from the sale, refinancing or disposition of the related project. In general, the interest in the early years is lower than would be the case for non-contingent interest mortgage loans, but increases in later years as net operating or gross cash flow increases and/or proceeds of a sale or refinancing are received, and the contingent interest payable in connection therewith is added to the base interest. The HIT, as holder of the contingent interest loan or of an interest therein or of an obligation secured thereby, is entitled to receive the additional interest in excess of the base interest rate. Because the amount of any proceeds from net cash flow cannot be determined in advance, and the amount of any proceeds from a sale or refinancing cannot be determined before a sale or refinancing actually occurs, it is not possible to value the contingent interest feature with precision.

      The values of non-contingent interest mortgage loans are affected primarily by changes in interest rates and secondarily by the performance of the underlying property. With regard to contingent interest mortgage loans, however, the performance of the underlying property becomes a more important determinant of value.

      Contingent interest mortgage loans generally are accounted for by an estimate of the underlying property's value in those circumstances where no exchange market exists. It is possible that the exchange value that would take place between a willing buyer and a willing seller could differ from the estimated value, and that the difference could be significant. The estimated value is determined by an appraisal method that discounts the expected cash flows of the underlying property. During the initial years the investment is carried at outstanding principal amounts plus accrued interest (assuming no inherent credit problems with the underlying property). In later years, as the property matures, the HIT may record appreciation or depreciation in the value of the investment based on whether the performance of the underlying property exceeds or falls short of expectations. As long as the underlying property is projected to generate net operating cash flow at a level that would produce interest above the base rate, the amount of the projected contingent interest obligation is accruable by the HIT throughout the term of the investment. In no event, however, will the carrying value of the underlying property exceed its appraised value at any reporting date.

      Determining the value of underlying properties necessarily requires assumptions and estimates about future events and cash flows of the properties. The HIT intends to engage a qualified MAI appraiser to perform the appraisal of underlying property every five years and to place into effect appropriate procedures to assess the relevance of individual appraisals so that the HIT may update them annually.

      In addition to the valuation methods described above, all investments are reviewed and appropriate adjustments are made to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses and any material impairments in value arising from the specific conditions of investment (e.g., mortgage in default).

DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

      Pro rata distributions of net income earned during the preceding month are paid to Participants each month. Such distributions are made in cash. Pursuant to an Internal Revenue Service ruling received by the HIT, a Participant may authorize the HIT automatically to reinvest any distributions to which the Participant is entitled in the HIT in exchange for a corresponding amount of Units, calculated at the Net Asset Value as of the end of the calendar month.

TAX ISSUES

      The  Prospectus   contains   information  about  the  federal  income  tax
considerations applicable to the HIT and certain federal income tax consequences of ownership of Units. Certain supplementary information is presented below.

      The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the HIT (but not Participants) from paying federal income tax on income which is distributed to Participants and permits net capital gains of the HIT (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term and long-term capital losses) to be treated as capital gains of the Participants, regardless of how long Participants have held their Units in the HIT.

      Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the HIT's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities and loans, and gains from the sale or other disposition of securities, loans or interests therein or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the HIT diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the HIT's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the HIT's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the HIT distribute to Participants at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

      The HIT would be subject to a 4% non-deductible excise tax on certain amounts if they were not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The HIT intends to distribute to Participants each year an amount sufficient to avoid the imposition of such excise tax.

      The HIT may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the HIT and is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount earned by the HIT in a taxable year may not be represented by cash, the HIT may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the HIT also may be subject to the market discount rules.



OTHER


      On occasion, the HIT may compare its performance to that of the Barclays Capital Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), other industry indices, averages or data, or other funds with similar investment objectives in marketing materials, reports to Participants, or other communications. The following publications, reports, benchmarks, indices and averages, as well as others, may be discussed or otherwise used in communications: Pension and Investment Performance Evaluation Reporting; Nelson Reporting; Lipper Mutual Fund Performance Analysis; Lipper Mutual Fund Indices; Barclays Capital Indices; or Salomon Smith Barney Indices. References to financial publications that may discuss the HIT or rate HIT performance over various time periods (such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, Pensions & Investments, etc.) may also be used in communications. The HIT may also reprint and distribute articles from these and other publications. When comparing its performance to a market index, the HIT may refer to various statistical measures derived from the historic performance of the HIT and the index, such as standard deviation and coefficient of correlation. As with other performance data, performance comparisons should not be considered indicative of the HIT's relative performance for any future period.

GENERAL INFORMATION

AUDITORS AND FINANCIAL STATEMENTS


      HIT's Participants, at their 2008 Annual Meeting, approved Ernst & Young, LLP ("E&Y"), as HIT's independent registered public accounting firm for the fiscal year ending December 31, 2009. E&Y may also perform certain audit related and non-audit related services, from time to time, after receiving prior authorization from the HIT's Audit Committee. The HIT's Audit Committee prohibits the provision of non-audit related services by the HIT's independent registered public accounting firm absent prior review and authorization of the proposed services.


CUSTODIAN AND TRANSFER AGENT


      In February 2004, the HIT entered into a Transfer Agency Services Agreement with PNC Global Investment Servicing (formerly PFPC, Inc.) ("PNCGIS"), a mutual fund services company whose principal office is located at 301 Bellevue Parkway, Wilmington, DE 19809. Pursuant to this agreement, PNCGIS serves as the HIT's transfer agent, registrar, distribution disbursing agent and provide certain reporting and other services to Participants. PNCGIS commenced performance of these services as of May 1, 2004. The HIT pays PNCGIS an annual fee of $92,500 (plus certain fees and expenses).


      In February 2004, the HIT entered into a Custodian Services Agreement with PFPC Trust Company ("PFPC Trust"), whose principle office is located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153. Pursuant to this agreement, PFPC Trust serves as the HIT's custodian. PFPC Trust took over safekeeping of the HIT's Mortgage Securities effective May 1, 2004. The HIT pays PFPC Trust an annual fee of $92,500 (plus certain fees and expenses).

LEGAL MATTERS


      Certain legal matters in connection with the offering of Units were reviewed for the HIT by Bingham McCutchen LLP, 2020 K Street, N.W., Washington, D.C. 20006 and Wilmer Cutler Pickering Hale and Dorr LLP, 1875 Pennsylvania Ave., N.W., Washington, D.C. 20006.


INSURANCE AND BONDING


      As of the date of this document, the HIT maintains professional liability insurance coverage with Executive Risk Indemnity Inc. for $10,000,000 and excess coverage with XL Specialty Insurance Company for an additional $10,000,000 (for $20,000,000 of total coverage, pursuant to policies that expire on March 3,
2010) and general liability insurance coverage with Travelers Indemnity Company for $2,000,000, with an umbrella policy for an additional $5,000,000 pursuant to policies that expire on March 24, 2010. The HIT also maintains, in accordance with rule 17g-1 of the Investment Company Act, a Form 14 Financial Institution Bond for $15,000,000 with the Fidelity and Deposit Trust Company of Maryland that expires on May 17, 2011. This bond exceeds the minimum amount required (based on the HIT's assets) under rule 17g-1 of the Investment Company Act. Copies of the HIT's certificates of insurance for these and other miscellaneous policies will be provided upon request. The HIT's insurance policies may be amended or renewed on different terms.


PRESS RELEASES AND REPORTS AND OTHER COMMUNICATIONS

      From time to time, the HIT will issue press releases, reports, newsletters or other materials concerning its financing of particular housing projects, its involvement in particular housing development initiatives, its investment in particular geographic areas, its use of union labor in its projects, or its participation in programs to increase opportunities for homeownership. These materials will often be directed at educating prospective real estate developers, housing groups, non-profit organizations, public officials, or the broad labor community concerning the activities of the HIT in these areas. The materials may also contain information about the AFL-CIO Building Investment Trust or the AFL-CIO Urban Development Fund, which are other investment vehicles associated with the AFL-CIO Investment Program.

FINANCIAL STATEMENTS


      The audited financial statements of the HIT for the fiscal year ended December 31, 2008, including notes thereto, were filed with the Securities and Exchange Commission on March 9, 2009 as part of the HIT's 2008 Annual Report, and are incorporated by reference into this SAI.

                                   APPENDIX A


                  STANDARD AND POOR'S DEBT RATINGS DEFINITIONS


ISSUE CREDIT RATING DEFINITIONS


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.


Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C


A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


D


An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                                   APPENDIX B


               STANDARD AND POOR'S STATE HOUSING FINANCE AGENCIES
                                TOP TIER CRITERIA


Housing finance agencies (HFAs) have built up a considerable level of expertise in real estate finance, development, and portfolio management. Because of their prudent and conservative approach and many successful years of bond issuance, many HFAs have built up significant net assets in their own general funds or under various bond resolutions.

Standard & Poor's Ratings Services has given varying levels of credit support to an HFA's bond programs, particularly if an agency has a proven track record in management and substantial financial resources outside of an indenture. To determine if an HFA is eligible for this flexibility, Standard & Poor's considers:

      o     Agency's managerial expertise

      o     Issuer's financial strength

      o     Purpose of investment or credit support, and

      o     Portfolio performance and cash flow strength of the bond program.

Rated HFAs may pledge their GO to financings to cover all or a portion of security for bonds. External evaluators, such as U.S. government agencies, credit enhancers, and government-sponsored enterprises, also look to issuer credit ratings as a way to assess the overall capacity and credit quality of an agency.

Top-Tier Housing Agency Criteria


A predecessor to the ICR, the top-tier designation is Standard & Poor's recognition of an HFA's history of superior portfolio management and underwriting, depth of financial resources, and prudent investment policies. Standard & Poor's expects top-tier agencies to meet the financial thresholds and have the highest level of performance in the categories described below.
Standard and Poor's maintains top-tier designations on a smaller number of agencies than on which it has ICRs.

Elements for the top-tier designations are similar to those for ICRs and include:

      o     Bond issuance

      o     Sufficient unrestricted net assets

      o     Internal controls and financial management

      o     Portfolio quality

      o     Administrative abilities

      o     Investment policy, and

      o     Government support.

      o The consistency of bond issuance reflects the agency's ability to resolve difficult situations amidst changes in the economy, governor and legislature.

      o     Analysis of the other components is similar to that of an ICR.

                                   APPENDIX C


              STANDARD AND POOR'S HFA GO DEBT AND STATE HFA ISSUER
                                HFA ICR Criteria


Standard & Poor's analytical approach to assessing an issuer credit rating (ICR) for an HFA takes market, as well as agency-specific, risks into account, particularly when evaluating how an agency generates revenues and what factors could adversely affect its ability to service its GO debt. In assigning HFA ICRs, Standard & Poor's assesses the stability and level of agency capital available to absorb loan losses and other charges related to its debt structure, as well as the quality and liquidity of its assets. ICRs entail an in-depth assessment of financial strength, management, and the agency's relationship with state or local government. Economic factors endemic to the state or locality in which the agency operates also are considered in light of the agency's financial position and the loan portfolio.

Agency assets consist primarily of mortgage loans for single-family homeownership and multifamily rental housing for low- and moderate-income individuals and families. The relatively low tax-exempt interest rates and access to federal, state, and local housing assistance programs provide the necessary subsidy to create high-quality, below-market-rate loans. In addition, HFAs are answerable to state legislatures and other governmental entities. The public nature of HFAs makes the autonomy of their management and security of general net assets an important credit consideration.

Standard & Poor's evaluates the capacity and willingness of HFAs to repay GO debt by examining key analytical areas:

      o     Earnings quality, financial strength, and capital adequacy,

      o     Asset quality,

      o     Debt levels and types,

      o     Management and legislative mandate, and

      o     Economy.

Earnings quality, financial strength, and capital adequacy

In order to gauge earnings quality and stability, Standard & Poor's generally reviews financial performance for the most recent five years, with emphasis placed on any notable fluctuations. A premium is placed on consistency of performance. However, one bad year is not necessarily a negative factor, unless it signifies the beginning of a permanent shift.

Standard & Poor's uses income statement analysis to evaluate revenue sources, cost controls, and profitability in tandem with a balance sheet analysis of liquidity, capitalization, and asset quality as discussed below. Both approaches involve evaluation of an agency's cash accumulation levels, types of investments, interfund borrowing, historical use of debt, loan loss reserves, REO, net charge-offs, equity, and quality of unrestricted net assets.

The principal areas of analysis are leverage, profitability, asset quality and liquidity. While all these factors are important, Standard & Poor's tends to place the highest emphasis on equity, since it gives an indication of the resources available to sustain operations in difficult circumstances or fund programs that further the mission of expanding housing affordability. HFAs tend to be well-capitalized entities that have been able to build equity in various environments.

Profitability indicates how efficiently an agency operates. Agencies that are able to grow large loan portfolios typically have higher profitability than those whose portfolios are stable or declining. The ability of an HFA to issue debt at a low enough rate to support affordable loans at a higher rate, "earning spread", is a key element to profitability and speaks to an agency's financial acumen and access to capital markets.

Standard & Poor's will adjust leverage and profitability measures for GASB 31, the accounting rule that requires governmental entities to reflect their assets and income for changes in the value of investments. HFAs have considerable investments that they will hold until the term of the bond issue. GASB 31 requires these investments to be reflected at market value and for that change in value to be reflected as a loss or gain in income. Because agencies will not liquidate investments prior to their maturity at face value, GASB 31 is not relevant to HFAs and introduces unnecessary volatility in net income and net assets.

Besides the asset quality elements described below, Standard & Poor's assesses an HFA's loan portfolio through ratios. The main ratios measure an agency's loans that are at least 60 days or more delinquent or in foreclosure against an agency's assets and reserves. An agency with a comparably high percent of NPAs to assets may not be penalized as much if it has a high level of reserves to cover losses on those loans.

The final set of ratios measure an agency's liquidity to cover short-term financial needs. The main ratio of loans to assets tends to be among the most stable of all HFA ratios. While desirable, high liquidity is often at odds with an agency's mission of providing access to loans and reduces profitability. As a result, liquidity ratios often receive the lowest weight in terms of significance.

The financial analysis described above is viewed within the risk profile of an agency. One tool that Standard & Poor's incorporates to determine an agency's risk profile is capital adequacy analysis. This process involves adjusting an agency's equity for any risks and shortfalls it may have to cover in scenarios that include default or catastrophe, such as an earthquake. Standard & Poor's will evaluate an HFA's loans, contractual obligations and restrictions on equity to determine what assets would be available for the agency to honor its commitments or maintain the ratings on various bonds.

Standard & Poor's typically uses three principal ratios to measure an HFA's capital adequacy:

      o Adjusted unrestricted assets to total debt outstanding (leverage ratio),

      o Adjusted unrestricted assets to total GO debt outstanding (GO leverage ratio), and

      o     GO debt exposure (GO debt to total debt outstanding).

Standard & Poor's adjusts an agency's unrestricted assets based on the level of reserves needed to support GO debt and surpluses available from secured bond resolutions that are available for transfer to the agency's general fund. The "adjusted" unrestricted assets position is then divided by total debt and GO debt (rating dependent) in order to gauge the level of assets available to all bondholders.

HFAs with an investment-grade ICR are expected to maintain a minimum leverage ratio of 4%, with available liquid assets equal to 2% of total loans outstanding.

GO debt exposure is a good measure of the potential dispersion of an agency's unrestricted assets in the event a call to the agency is required for debt service on GO debt. The ratio is derived by dividing GO debt (rating dependent) by total agency debt outstanding. Exposure is classified as low (0%-20%), moderate (21%-50%) and high (above 50%). Standard & Poor's is concerned with an increasing GO debt exposure ratio in conjunction with deterioration in unrestricted assets, as measured by the leverage ratios and the GO debt leverage ratio.

Asset quality

In light of the fact that HFAs cannot levy taxes or raise user fees, the assessment of asset quality, in tandem with earnings quality, is of paramount importance in determining an appropriate ICR. This is important even for HFAs that have no GO debt outstanding. Many HFAs have built up considerable equity in their general funds and bond programs and have significant control of these assets. In order to determine the likelihood of asset accumulation over time and the likelihood of availability, Standard & Poor's evaluates the quality of the agency's mortgage collateral, focusing on portfolio size, dwelling type, loan types, payment characteristics, mortgage insurance and guarantees, loan underwriting criteria, and location. The agency's loan portfolio performance is measured against comparable agency and Mortgage Bankers Association (MBA) delinquency statistics to determine relative performance, and historical losses are measured to determine the effect on net assets.

Standard & Poor's also evaluates the quality of the agency's investment portfolio. In many instances, investments make up a significant portion of an agency's asset base. In general, Standard & Poor's analysis focuses on the investment of net assets, restricted and unrestricted, as well as bond funds. The amount of funds being invested, who manages the money, how daily investment decisions are made, and the guidelines that are in place are reviewed. Principal protection and liquidity should be the primary goals of an HFA's investment policy.

Standard & Poor's must feel comfortable that a municipal issuer, such as an HFA, has specific guidelines and systems in place to manage its exposure to derivative products and interest rate volatility.

Standard & Poor's will evaluate an HFA's investments in intergovernmental pools to determine credit quality. These investments can further the goal of principal protection and liquidity if they are prudently managed and consist of high quality securities among other things.

Debt levels

Since HFAs are generally highly leveraged entities, an agency's GO debt philosophy--as it relates to the other ICR rating factors--is a crucial determinant of credit quality. If an HFA serves as a conduit and issues limited or special obligation bonds backed only by mortgages, risk associated with debt repayment is unlikely to pose risk to the HFA's unrestricted assets. In cases when an agency pledges its general obligation as ultimate credit support, risk to the agency is potentially increased. This will be particularly true if the HFA is issuing GO bonds to finance non-earning assets. Standard & Poor's refers to this risk as GO debt exposure. This exposure may be quantified through the GO debt exposure ratio as discussed above. Another factor is the agency's exposure to interest rate and other risks through the issuance of variable rate debt and hedging instruments. Standard & Poor's Debt Derivative Profile (DDP) evaluates an issuer's risks related to debt-associated derivatives. A discussion of the methodology is included in the Municipal Swap Criteria.

Management and legislative mandate

Standard & Poor's assesses the operating performance of HFAs, focusing on organization, philosophy, strategies, and administrative procedures. Standard & Poor's assesses the continuity of management and the agency's ability to resolve difficult situations during its operating history. The agency's administrative capabilities, such as portfolio oversight, loan-servicing capability, planning procedures, and sophistication of technology, are key factors in evaluating management.

Next, financial management is considered through historical financial performance, as well as the experience and qualifications of financial personnel and overall management. Although some aspects of financial management, such as cash flow generation, may be contracted out, effective management includes active review and oversight of all financial operations.

In evaluating an HFA's legislative mandate, Standard & Poor's needs to be assured that the long-term viability of the agency has the full support of public officials. Security of agency net assets and continued management autonomy are essential. In many instances, much of the initial funding for the agencies may have been provided by the state or locality, and key members of the agencies may be appointed by elected officials.

The key to this analysis is to identify detractors of the authority, if there are any, and find bipartisan support for the authority's programs. This can be demonstrated by a history of legislative approvals of annual budgets, special programs, additional funding, housing legislation, and so forth. Also, the autonomy of the management team, should be unaffected by gubernatorial and legislative elections. Strong agencies also anticipate the housing needs of the legislatures' constituents and continue to develop programs to address them.

Economy

Analysis of the state or local economic base includes evaluating the impact of changes in demand for housing, the impact of changing regulatory and legislative environment for low- and moderate-income housing, and the dependence on specific industries and how that may affect the agency's mortgage portfolio.

Housing in larger states with more diverse economies is less affected by economic trends than housing in smaller geographic regions. Therefore, the critical factors will vary based upon the region in which the HFA operates.


Key Financial Ratios

The following are some of the ratios Standard & Poor's uses in analyzing the financial performance and earnings quality of state HFAs. While many other ratios may be incorporated on a case-by-case basis, these ratios provide a benchmark for comparison among other state HFAs.


Profitability Ratios

Return on average assets is the most comprehensive measure of an agency's performance. However, when evaluating return on assets, it is necessary to examine both the amount and quality of the reported earnings.


Net interest income margin measures the most important source of quality earnings-net interest income. The ratio is affected by the volume and type of earnings assets, as well as the cost of funds. Key to continued profitability is an agency's ability to manage its net interest margin.


Leverage Ratios


Adjusted unrestricted assets to total debt, adjusted unrestricted assets to total GO debt, total equity to total assets and total equity and reserves to total loans measure an agency's capital base available to promote investor confidence and absorb operating deficiencies.


GO debt to total debt (GO debt exposure ratio) measures the extent to which an agency has leveraged its GO pledge. It is a good indicator of the potential dispersion of an agency's unrestricted assets to support GO debt.

Liquidity Ratios


Total loans to total assets and total investments to total assets measure an agency's ability to access funds for short-term demands.


Asset Quality Ratios


Nonperforming assets to total loans, net charge-offs to nonperforming assets, loan-loss reserves to loans, and loan-loss reserves to non-performing assets measure the diversity and quality of an agency's portfolio of earning assets. Net charge-offs are an indication of the actual loss experiences of the mortgage portfolio, while loan-loss reserves should be adequate to absorb those losses.

                                   APPENDIX D


                  STANDARD AND POOR'S DEBT RATINGS DEFINITIONS


Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2. A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

                                   APPENDIX E

                         MOODY'S DEBT RATING DEFINITIONS

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk. Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                   APPENDIX F


                           MOODY'S SHORT-TERM RATINGS




Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:

      (a)   Articles   of   Incorporation.   The  HIT's   current   articles  of
            incorporation,   charter,  declaration  of  trust  or  corresponding
            instruments and any related amendment.


            (1) Declaration of Trust, as amended and restated through August 16, 2007. Incorporated herein by reference to the same document filed as Exhibit (a)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 49) and the Investment Company Act of 1940 (Amendment No. 52), as filed with the SEC on February 29, 2008.


(b) By-laws. The HIT's current by-laws or corresponding instruments and any related amendment.


            (1) By-laws, as amended and restated through May 18, 2004. Incorporated herein by reference to the same document filed as Exhibit (b)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 43) and the Investment Company Act of 1940 (Amendment No. 46), as filed with the SEC on August 27, 2004.

(c) Instruments Defining Rights of Security Holders. Instruments defining the rights of holders of the securities being registered, including the relevant portion of the HIT's Declaration of Trust or by-laws.

            (1) Reference is hereby made to Articles V and VI of the Registrant's Declaration of Trust, as amended and restated through August 16, 2007. Incorporated herein by reference to the same document filed as Exhibit (a)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 49) and the Investment Company Act of 1940 (Amendment No. 52), as filed with the SEC on February 29, 2008. Reference is made to Article II of the Registrant's By-laws, as amended and restated through May 18, 2004. Incorporated by reference to the same document filed as Exhibit (b)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 43) and the Investment Company Act of 1940 (Amendment No. 46), as filed with the SEC on August 27, 2004.


(d) Investment Advisory Contracts. Investment advisory contracts relating to the management of the HIT's assets.

            (Not applicable)

(e)   Underwriting Contracts. Underwriting or distribution contracts between the
      HIT  and  a  principal  underwriter,   and  agreements  between  principal
      underwriters and dealers.

            (Not applicable)


(f) Bonus or Profit Sharing Contracts. Bonus, profit sharing, pension, or similar contracts or arrangements in whole or in part for the benefit of the HIT's Trustees or officers in their official capacity. Describe in detail any plan not included in the formal document.


            (1) Summary of AFL-CIO Staff Retirement Plan dated November, 1999. Incorporated herein by reference to the same document filed as
                  Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                  34) and the Investment Company Act of 1940 (Amendment No. 37), as filed with the SEC on April 27, 2001.

            (2) Summary of AFL-CIO Housing Investment Trust 401(k) Retirement Plan, as of December, 2002. Incorporated herein by reference to the same document filed as Exhibit 2 to the HIT's

                  Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 40) and the Investment Company Act of 1940 (Amendment No. 43), as filed with the SEC on May 1, 2003.

(g)   Custodian Agreements.  Custodian agreements and depository contracts under section 17(f) [15 U.S.C. 80a-17(f)] concerning the HIT's securities and similar investments, including the schedule of remuneration.

            (1) Custody Services Agreement, dated as of February 23, 2004, with PFPC Trust. Incorporated herein by reference to the same document filed as Exhibit (g)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 42) and the Investment Company Act of 1940 (Amendment No. 45), as filed with the SEC on April 29, 2004.

            (2) Transfer Agency Services Agreement, dated as of February 23, 2004 with PFPC Inc. Incorporated herein by reference to the same document filed as Exhibit (g)(2) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 42) and the Investment Company Act of 1940 (Amendment No. 45), as filed with the SEC on April 29, 2004.

(h) Other Material Contracts. Other material contracts not made in the ordinary course of business to be performed in whole or in part on or after the filing date of the registration statement.

            (Not applicable)

(i) Legal Opinions. An opinion and consent of counsel regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and nonassessable.


            (1) Opinion letter and written consent of Bingham McCutchen LLP, dated April 29, 2009, is filed as Exhibit (i)(1) to this Registration Statement.


(j) Other Opinions. Any other opinions, appraisals, or rulings, and related consents relied on in preparing the registration statement and required by section 7 of the Securities Act [15 U.S.C. 77g].


            (1) Written consent of Ernst & Young, LLP, dated April 27, 2009, is filed as Exhibit (j)(1) to this Registration Statement.


(k)   Omitted Financial Statements. Financial statements omitted from Item 22.

            (Not applicable)


(l) Initial Capital Agreements. Any agreements or understandings made in consideration for providing the initial capital between or among the HIT, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling.


            (Agreements for Advances, executed September 24, 1981, September 25, 1981, October 19, 1981 and April 16, 1982, previously submitted, have expired.)

(m) Rule 12b-1 Plan. Any plan entered into by the HIT under rule 12b-1 and any agreements with any person relating to the plan's implementation.


            (1) Plan of Distribution as amended, dated March 19, 2009, is filed as Exhibit (m)(1) to this Registration Statement.


(n) Rule 18f-3 Plan. Any plan entered into by the HIT under rule 18f-3 and any agreement with any person relating to the plan's implementation and any amendment to the plan or an agreement.

            (Not applicable)

(o)   Reserved.


(p) Codes of Ethics. Any codes of ethics adopted under rule 17j-1 of the Investment Company Act [17 CFR 270.17j-1] and currently applicable to the HIT (i.e., the codes of the HIT and its investment advisers and principal underwriters).


            (1) The Rule 17j-1 HIT Code of Ethics as amended through November 13, 2007. Incorporated herein by reference to the same document filed as Exhibit (p)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 49) and the Investment Company Act of 1940 (Amendment No. 52), as filed with the SEC on February 29, 2008.

Other Exhibits:
---------------

            (1) Powers of Attorney for Trustees Sweeney, Latimer, Stanley, Hurt, Spear, Ravitch, and Trumka. Incorporated herein by reference to the same documents filed as Exhibit 18(a) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 32) and the Investment Company Act of 1940 (Amendment No. 35), as filed with the SEC on May 1, 2000.


            (2) Power of Attorney for Trustee Flynn. Incorporated herein by reference to the same documents filed as Exhibit 18(c) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 33) and the Investment Company Act of 1940 (Amendment No. 36) as filed with the SEC on May 30, 2000.


            (3) Power of Attorney for Trustee Frank. Incorporated herein by reference to the same document filed as Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 41) and the Investment Company Act of 1940 (Amendment No. 44), as filed with the SEC on August 29, 2003.

            (4) Powers of Attorney for Trustees Williams and Quinn. Incorporated herein by reference to the same documents filed as Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                  45) and the Investment Company Act of 1940 (Amendment No. 48), as filed with the SEC on August 31, 2005.


            (5) Powers of Attorney for Trustees Ayers and Holt Baker. Incorporated herein by reference to the same documents filed as Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                  50) and the Investment Company Act of 1940 (Amendment No. 53), as filed with the SEC on April 29, 2008.

            (6) Power of Attorney for Trustee Lee is filed as Exhibit 4 to this Registration Statement.

            (7) Power of Attorney for Chief Executive Officer Coyle. Incorporated herein by reference to the same documents filed as Exhibit 18(b) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 32) and the Investment Company Act of 1940 (Amendment No. 35), as filed with the SEC on May 1, 2000.

            (8) Power of Attorney for Chief Financial Officer Khatchadourian. Incorporated herein by reference to the same document filed as
                  Exhibit 14 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                  34) and the Investment Company Act of 1940 (Amendment No. 37), as filed with the SEC on April 27, 2001.

            (9) Statement of Key Housing Investment Trust Obligations. Incorporated herein by reference to the same document filed as
                  Exhibit 1 to the Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 39) and the Investment Company Act of 1940 (Amendment No. 42), as filed with the SEC on September 27, 2002.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  None.

ITEM 25. INDEMNIFICATION.

      Pursuant to Section  4.8 of the HIT's  Declaration  of Trust (see  Exhibit
(a)(1) under "Exhibits" above), each Trustee and officer and each former Trustee and officer shall be indemnified against fines, judgments, amounts paid in settlement and expenses, including attorney's fees, actually and reasonably incurred in connection with any pending or threatened criminal action, civil suit or administrative or investigative proceeding (any "matter") against him or her arising by reason of the fact that he or she is or was a Trustee or officer of the HIT, or by reason of actions taken by him or her as such Trustee or officer, if it is found that his or her liability does not result from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct"). The finding that liability does not arise from disabling conduct may be made in a final decision by a court or other body before which the matter giving rise to the expense or liability was brought or, in the absence of such a decision, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the HIT as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to such matter ("disinterested non-party trustees") or (b) an independent legal counsel in a written opinion. Expenses of the kind eligible for indemnification may be paid as incurred by a Trustee or officer in advance of final disposition of a matter upon receipt of an undertaking by the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification hereunder if (a) the indemnitee provides security for his or her undertaking, (b) the HIT is insured for losses arising by reason of any lawful advances or (c) a majority of a quorum of disinterested non-party Trustees or independent legal counsel (in a written opinion) determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Section 4.8 is intended to provide indemnification to Trustees and officers to the full extent permitted by law and is to be construed and enforced to that extent.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      None

ITEM 27. PRINCIPAL UNDERWRITERS.

      None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      All  accounts,  books,  and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained in the possession of the Chief Executive Officer of the HIT, 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037.

ITEM 29. MANAGEMENT SERVICES.

      None.

ITEM 30. UNDERTAKINGS.

      None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia on the 29th day of April, 2009.


                           AMERICAN FEDERATION OF LABOR AND CONGRESS
                           OF INDUSTRIAL ORGANIZATIONS HOUSING
                           INVESTMENT TRUST

                           By:

                           /s/ Stephen Coyle
                           -----------------------------
                           Stephen Coyle
                           Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of April, 2009:


                            /s/ Richard Ravitch *
                           -----------------------------
                           Richard Ravitch
                           Chairman

                            /s/ Mark Ayers *
                           -----------------------------
                           Mark Ayers
                           Trustee

                            /s/ John J. Flynn *
                           -----------------------------
                           John J. Flynn
                           Trustee

                            /s/ Arlene Holt Baker *
                           -----------------------------
                           Arlene Holt Baker
                           Trustee

                            /s/ Frank Hurt *
                           -----------------------------
                           Frank Hurt
                           Trustee


                            /s/ Lindell K. Lee *
                           -----------------------------
                           Lindell K. Lee
                           Trustee


                            /s/ John Sweeney *
                           -----------------------------
                           John Sweeney
                           Trustee

                            /s/ Richard L. Trumka *
                           -----------------------------
                           Richard L. Trumka
                           Trustee

                            /s/ James A. Williams *
                           -----------------------------
                           James A. Williams
                           Trustee

                            /s/ Stephen Frank *
                           -----------------------------
                           Stephen Frank
                           Trustee

                            /s/ George Latimer *
                           -----------------------------
                           George Latimer
                           Trustee

                            /s/ Tony Stanley *
                           -----------------------------
                           Tony Stanley
                           Trustee

                            /s/ Marlyn J. Spear *
                           -----------------------------
                           Marlyn J. Spear
                           Trustee

                            /s/ Jack Quinn *
                           -----------------------------
                           Jack Quinn
                           Trustee

                            /s/ Stephen Coyle
                           -----------------------------
                           Stephen Coyle
                           Chief Executive Officer (Principal
                             Executive Officer)

                           /s/ Erica Khatchadourian
                           -----------------------------
                           Erica Khatchadourian
                           Chief Financial Officer

                              * Helen R.  Kanovsky,  by signing her name hereto,
                        signs this document on behalf of each of the persons so indicated above pursuant to powers of attorney duly executed by such person and previously filed with the SEC.

                           /s/ Helen R. Kanovsky
                           -----------------------------
                           Helen R. Kanovsky

                                INDEX TO EXHIBITS


(i)(1) Opinion letter and written consent, dated April 29, 2009, of Bingham McCutchen LLP.

(j)(1)   Written consent of Ernst & Young, LLP, dated April 27, 2009.

(m)(1)   Plan of Distribution under rule 12b-1, dated March 19, 2009.

(4)      Power of Attorney for Trustee Lee.


                                        3